THE PHOENIX EDGE SERIES FUND

HOME OFFICE:                                          PHOENIX VARIABLE PRODUCTS
101 Munson Street                                     MAIL OPERATIONS ("VPMO"):
Greenfield, Massachusetts                                         P.O. Box 8027
                                                          Boston, MA 02266-8027


                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2001


    This Statement of Additional Information ("SAI") is not a prospectus. Much of the information contained in this SAI expands upon subjects discussed in The Phoenix Edge Series Fund (the "Fund") prospectus. Accordingly, the SAI should be read together with the Fund's current prospectus, dated May 1, 2001 which may be obtained by calling Variable Products Operations ("VPO") at 800/541-0171 or by writing to VPMO at the address above. The financial statements can be found in the Fund's Annual Report to Shareholders and is incorporated by reference. A copy of the Annual Report has been delivered to shareholders and is available without charge, upon request.


                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----


    The Fund ............................................................    1

    Investment Policies .................................................    1

    Investment Restrictions..............................................   17

    Portfolio Turnover...................................................   20

    Management of the Fund ..............................................   20

    The Investment Advisors .............................................   24

    Custodian ...........................................................   28

    Foreign Custodian ...................................................   29

    Independent Accountants .............................................   29

    Financial Agent .....................................................   29

    Code of Ethics ......................................................   29

    Brokerage Allocation ................................................   29

    Determination of Net Asset Value ....................................   30

    Investing in the Fund ...............................................   31

    Redemption of Shares ................................................   31

    Taxes ...............................................................   32

    Disclaimer...........................................................   32

    Financial Statements ................................................   33


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THE FUND
--------------------------------------------------------------------------------
    The Fund is an open-end, diversified investment company as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). It was formed on February 18, 1986 as a Massachusetts business trust and commenced operations on December 5, 1986. Shares in each series of the Fund are available to the following insurance company separate accounts:


[diamond]  The Phoenix Home Life Variable Accumulation Account is a separate account of Phoenix Home Life Mutual Insurance Company ("Phoenix") created on June 21, 1982.

[diamond]  The Phoenix Home Life Variable Universal Life Account is a
           separate account of Phoenix created on June 17, 1985.

[diamond]  The PHL Variable Accumulation Account is a separate account of PHL
           Variable Insurance Company ("PHL Variable") formed on December 7,
           1994.

[diamond]  The PHL Variable Universal Life Account is a separate account of PHL
           Variable formed on September 10, 1998.

[diamond]  The Phoenix Life and Annuity Variable Universal Life Account is a
           separate account of Phoenix Life and Annuity Company ("PLAC") formed in March 1996.


    The executive offices of the Accounts, Phoenix, PHL Variable and PLAC are located at One American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056. The Accounts own the majority of the shares of the Fund.


INVESTMENT POLICIES
--------------------------------------------------------------------------------

    The investment objectives and policies of the series are described in each series' "Investment Risk and Return Summary" and "Investment Strategies" sections of the prospectus. The following supplements the information contained in those sections.


MONEY MARKET INSTRUMENTS
    Certain money market instruments used extensively by the Phoenix-Goodwin Money Market, Phoenix-Federated U.S. Government Bond and Phoenix-Oakhurst Strategic Allocation Series are described below. They also may be used by the Phoenix-Aberdeen International, Phoenix-Duff & Phelps Real Estate Securities, Phoenix-Seneca Strategic Theme, Phoenix-J.P. Morgan Research Enhanced Index and Phoenix-Aberdeen New Asia Series and may be used by the other series to a very limited extent to invest otherwise idle cash, or on a temporary basis for defensive purposes. The Phoenix-Morgan Stanley Focus Equity and Phoenix-Engemann Small & Mid-Cap Growth Series may invest up to 100% of its assets in cash and certain short- and medium-term fixed income securities for temporary defensive purposes.


    Repurchase Agreements. Repurchase Agreements are agreements by which a series purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the 1940 Act, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. In fact, such a transaction is a loan of money to the seller of the securities.


    A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the accounts of the custodian of the Fund maintained in a central depository or book-entry system or by physical delivery of the securities to the Fund's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within 7 days.

    Even though repurchase transactions usually do not impose market risks on the purchasing series, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the series might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.


    U.S. Government Obligations. Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of 1 to 7 years, and Treasury bonds generally have maturity of greater than 5 years.


    Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives and the U.S. Postal Service. Securities issued or guaranteed by the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration and Small Business Administration are supported by the full faith and credit of the U.S. Treasury. Securities issued or guaranteed by Federal National Mortgage Association and Federal Home Loan Banks are

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

supported by the right of the issuer to borrow from the Treasury. Securities issued or guaranteed by the other agencies or instrumentalities listed above are supported only by the credit of the issuing agency.

    Certificates of Deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

    Time Deposits. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which negotiable certificates are not received.

    Bankers' Acceptances. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of 6 months or less and are traded in secondary markets prior to maturity.

    Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding 9 months.

    Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

    All of the Phoenix-Goodwin Money Market Series' investments will mature in 397 days or less and will have a weighted average age of not more than 90 days. By limiting the maturity of its investments, the series seeks to lessen the changes in the value of its assets caused by market factors. This series, consistent with its investment objective, will attempt to maximize yield through portfolio trading. This may involve selling portfolio instruments and purchasing different instruments to take advantage of disparities of yields in different segments of the high grade money market or among particular instruments within the same segment of the market. It is expected that the series' portfolio transactions generally will be with issuers or dealers in money market instruments acting as principal. Accordingly, this series will normally not pay any brokerage commissions.

    The value of the securities in the Phoenix-Goodwin Money Market Series' portfolio can be expected to vary inversely to changes in prevailing interest rates, with the amount of such variation depending primarily on the period of time remaining to maturity of the security. Long-term obligations may fluctuate more in value than short-term obligations. If interest rates increase after a security is purchased, the security, if sold, could be sold at a loss. On the other hand, if interest rates decline after a purchase, the security, if sold, could be sold at a profit. If, however, the security is held to maturity, no gain or loss will be realized as a result of interest rate fluctuations, although the day-to-day valuation of the portfolio could fluctuate. Substantial withdrawals of the amounts held in the Phoenix-Goodwin Money Market Series could require it to sell portfolio securities at a time when a sale might not be favorable. The value of a portfolio security also may be affected by other factors, including factors bearing on the credit-worthiness of its issuer. A discussion of amortized cost is contained under "Determination of Net Asset Value."

PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES: MARKET
SEGMENT INVESTMENTS AND TRADING
    Market Segment Investments. The Phoenix-Oakhurst Strategic Allocation Series seeks to achieve its investment objective by investing in the 3 market segments of stocks, bonds and money market instruments described below.

[diamond]  STOCK--common stocks and other equity-type securities such as preferred stocks, securities convertible into common stock and warrants;

[diamond]  BONDS--bonds and other debt securities with maturities generally exceeding one year, including:

           o publicly-offered straight debt securities having a rating within the 4 highest grades as determined by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard & Poor's Corporation ("Standard & Poor's") (AAA, AA, A or BBB) or, if unrated, those publicly-offered straight debt securities which are judged by the Account to be of equivalent quality to securities so rated;

           o obligations issued, sponsored, assumed or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities;

           o obligations (payable in U.S. dollars) issued or guaranteed as to principal and interest by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, provided such obligations have a rating within the highest grades as determined by Moody's (Aaa, Aa or A) or Standard & Poor's (AAA, AA or A) and do not exceed 25% of the Phoenix-Oakhurst Strategic Allocation Series' total assets;

           o publicly offered straight debt securities issued or guaranteed by a national or state bank or bank holding company (as defined in the Federal Bank Holding Company Act, as amended) having a rating within the 3 highest grades as determined by Moody's (Aaa, Aa or A) or Standard & Poor's (AAA, AA or A), and certificates of deposit of such banks; and

           o high yield, high risk fixed income securities (commonly referred to as "junk bonds") having a rating below Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation or unrated securities of comparable quality provided such

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             securities do not exceed 10% of the Phoenix-Oakhurst Strategic
             Allocation Series' total assets.

[diamond]  MONEY MARKET--money market instruments and other debt securities with maturities generally not exceeding one year, including:

           o those money market instruments described in this Statement of Additional Information; and

           o reverse repurchase agreements with respect to any of the foregoing obligations. Reverse repurchase agreements are agreements in which the series, as the seller of the securities, agrees to repurchase them at an agreed time and price. This transaction constitutes a borrowing of money by the seller of the securities. The series will maintain sufficient funds in a segregated account with its custodian to repurchase securities pursuant to any outstanding reverse repurchase agreement. The series is required to maintain asset coverage of at least 300% at all times for all obligations under reverse repurchase agreements.

    Trading. In order to achieve the series' investment objective, the timing and amounts of purchases and sales of particular securities and particular types of securities (i.e., common stock, debt, money market instruments) will be of significance. As a result, the Phoenix-Oakhurst Strategic Allocation Series intends to use trading as a means of managing the portfolio of the series in seeking to achieve its investment objective. Trading is used primarily in anticipation of, or in response to, market developments or to take advantage of yield disparities. The advisor will engage in trading when it believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether these goals will be achieved through trading depends on the advisor's ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations. Such trading places a premium on the advisor's ability to obtain relevant information, evaluate it properly and take advantage of its evaluations by completing transactions on a favorable basis. If the advisor's evaluations and expectations prove to be incorrect, the series' income or capital appreciation may be reduced and its capital losses may be increased. Portfolio trading involves transaction costs but, as explained above, will be engaged in when the advisor believes that the result of the trading, net of transaction costs, will benefit the series. Purchases and sales of securities will be made, whenever necessary in the advisor's view, to achieve the total return investment objective of the series without regard to the resulting brokerage costs.

    In addition to the traditional investment techniques for purchasing and selling and engaging in trading, the Phoenix-Oakhurst Strategic Allocation Series may enter into financial futures and options contracts.

PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES
    The investment strategy of the Phoenix-J.P. Morgan Research Enhanced Index Series is to earn a total return modestly in excess of the total return performance of the S&P 500 (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500. The series is appropriate for investors who seek a modestly enhanced total return relative to that of large- and medium-sized U.S. companies typically represented in the S&P
500. The portfolio intends to invest in securities of approximately 350 issuers, which securities are rated by the series' subadvisor to have above-average expected returns.

    The series seeks to achieve its investment objective through fundamental analysis, systematic stock valuation and disciplined portfolio construction.

[diamond]  Research: The subadvisors of the series -- more than 20 domestic equity analysts, each an industry specialist with an average of over 10 years experience, follow over 600 predominantly large- and medium-sized U.S. companies -- approximately 300 of which form the universe for the series' investments. A substantial majority of these companies are issuers of securities which are included in the S&P 500 Index. The analysts' research goal is to forecast normalized, longer-term earnings and dividends for the companies that they cover.

[diamond]  Valuation: The analysts' forecasts are converted into comparable expected returns by a dividend discount model, which calculates those expected returns by solving for the rate of return that equates the company's current stock price to the present value of its estimated long-term earnings power. Within each sector, companies are ranked by their expected return and grouped into quintiles; those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

[diamond]  Stock selection: A diversified portfolio is constructed using disciplined buy and sell rules. Sector weightings will generally approximate those of the S&P 500. The series will normally be principally comprised, based on the dividend discount model, of stocks in the first 4 quintiles. Finally, the series holds a large number of stocks to enhance its diversification.

    Under normal market circumstances, the series' advisor will invest at least 80% of its net assets in equity securities consisting of common stocks and other securities with equity characteristics such as trust interests, limited partnership interests, preferred stocks, warrants, rights and securities convertible into common stock. The series' primary equity investments will be the common stock of large- and medium-sized U.S. companies with market capitalization above $1 billion. Such securities will be listed on a national securities exchange or traded in the over-the-

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counter market. The series may invest in similar securities of foreign corporations, provided that the securities of such corporations are included in the S&P 500.

    The series intends to manage its portfolio actively in pursuit of its investment objective. Since the series has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, it may take advantage of short-term trading opportunities that are consistent with its objective.

FINANCIAL FUTURES AND RELATED OPTIONS

    Phoenix-Oakhurst Strategic Allocation, Phoenix-Hollister Value Equity, Phoenix-Sanford Bernstein Global Value, Phoenix-Oakhurst Growth and Income, Phoenix-Seneca Mid-Cap Growth, Phoenix-Federated U.S. Government Bond, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth, Phoenix-Engemann Small & Mid-Cap Growth, Phoenix-Deutsche Nasdaq-100 Index(R), Phoenix-Deutsche Dow 30, Phoenix-Morgan Stanley Focus Equity and Phoenix-Oakhurst Balanced Series. These series may enter into financial futures contracts for the purchase or sale of debt obligations which are traded on exchanges that are licensed and regulated by Commodity Futures Trading Commission.

    A futures contract on a debt obligation is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of obligations having a standard face value and rate of return. By entering into a futures contract for the purchase of a debt obligation, a series will legally obligate itself to accept delivery of the underlying security and pay the agreed price. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case such positions will be valued by or under the direction of the Board of Trustees of the Fund.


    Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or loss. While futures positions taken by a series usually would be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for it to do so.

    The purpose of hedging in debt obligations is to establish more certainty than otherwise would be possible in the effective rate of return on portfolio securities. A series might, for example, take a "short" position in the futures markets by entering into contracts for the future delivery of securities held by it in order to hedge against an anticipated rise in interest rates that would adversely affect the value of such securities. When hedging of this type is successful, any depreciation in the value of securities will be substantially offset by appreciation in the value of the futures position. On the other hand, a series might take a "long" position by entering into contracts for the future purchase of securities. This could be done when the series anticipates the future purchase of particular debt securities but expects the rate of return then available in the securities market to be less favorable than rates that are currently available in the futures markets.

    A series will incur brokerage fees in connection with its financial futures transactions, and will be required to deposit and maintain funds with its custodian in its own name as margin to guarantee performance of its future obligations.

    While financial futures would be traded to reduce certain risks, futures trading itself entails certain other risks. One risk arises because of the imperfect correlation between movements in the price of the futures contracts and movements in the price of the debt securities which are the subject of such contracts. In addition, the market price of futures contracts may be affected by certain factors, such as the closing out of futures contracts by investors through offsetting transactions, margin, deposit and maintenance requirements, and the participation of speculators in the futures market. Another risk is that there may not be a liquid secondary market on an exchange or board of trade for a given futures contract or at a given time, and in such event it may not be possible for the series to close a futures position. Finally, successful use of futures contracts by a series is subject, where applicable, to the advisor's or subadvisor's ability to correctly predict movements in the direction of interest rates and other factors affecting the market for debt securities. Thus, while a series may benefit from the use of such contracts, the operation of these risk factors may result in a poorer overall performance for the series than if it had not entered into any futures contract.


    A series is required to maintain, at all times, an asset coverage of at least 300% for all of its borrowings, which include obligations under any financial futures contract on a debt obligation or reverse repurchase agreement. In addition, immediately after entering into a futures contract for the receipt or delivery of a security, the value of the securities called for by all of the series' futures contracts (both for receipts and delivery) will not exceed 10% of its total assets. The Phoenix-Morgan Stanley Focus Equity Series will limit its use of all derivative products, including futures contracts, for non-hedging purposes to 33-1/3% of its total assets measured by the aggregate notional amount of outstanding derivative products. A futures contract for the receipt of a debt obligation will be offset by any asset, including equity securities and noninvestment grade debt so long as the asset is liquid, unencumbered and marked to market daily and held in a segregated account with the custodian bank for the series in an amount sufficient to cover the cost of purchasing the obligation.

    Phoenix-Aberdeen International, Phoenix-Sanford Bernstein Global Value, Phoenix-J.P. Morgan Research Enhanced Index, Phoenix-Hollister Value Equity, Phoenix-Seneca Mid-Cap Growth, Phoenix-Oakhurst Growth and Income, Phoenix-

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Federated U.S. Government Bond, Phoenix-Janus Growth, Phoenix-Janus Equity
Income, Phoenix-Janus Flexible Income, Phoenix-Engemann Small & Mid-Cap Growth, Phoenix-Deutsche Nasdaq-100 Index(R), Phoenix-Deutsche Dow 30, Phoenix-Morgan Stanley Focus Equity and Phoenix-Aberdeen New Asia Series. Each of these series may enter into financial futures contracts and related options as a hedge against anticipated changes in the market value of its portfolio securities or securities denominated in a foreign currency. Hedging is the initiation of an offsetting position in the futures market which is intended to minimize the risk associated with a position's underlying securities in the cash market. The Phoenix-Morgan Stanley Focus Equity series may also enter into financial futures contracts for non-hedging purposes to further the series' investment objective and enhance returns. The series, however, will not use financial futures contracts or other derivative products in a manner that creates leverage, except to the extent expressly permitted by the series' investment policies.

    Financial futures contracts consist of interest rate futures contracts, foreign currency futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A foreign currency futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the foreign currency called for in the contract at a specified future time and at a specified price. A securities index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities so included. A securities index futures contract is a bilateral agreement pursuant to which 2 parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

    Each series may purchase and sell financial futures contracts which are traded on a recognized exchange or board of trade and may purchase or sell put and call options on financial futures contracts.

    Each series, other than the Phoenix-Morgan Stanley Focus Equity Series, will engage in transactions in financial futures contracts and related options primarily for hedging purposes. The Phoenix-Morgan Stanley Focus Equity Series will limit its use of derivative products, including financial futures contracts and related options, for non-hedging purposes to 33-1/3% of its total assets measured by the aggregate notional amount of outstanding derivative products. In addition, each series will not purchase or sell any financial futures contract or related option for non-bona fide hedging purposes if, immediately thereafter, the sum of the cash or U.S. Treasury bills committed with respect to its existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of its total assets. At the time of the purchase of a futures contract or a call option on a futures contract, any asset -- either including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract, minus the initial margin deposit with respect thereto -- will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the series may enter into financial futures contracts and related options also may be limited by requirements of the Internal Revenue Code of 1986 (the "Code") for qualification as a regulated investment company.

    Engaging in transactions in financial futures contracts involves certain risks, such as the possibility of an imperfect correlation between futures market prices and cash market prices and the possibility that the advisor or subadvisor could be incorrect in its expectations as to the direction or extent of various interest rate movements or foreign currency exchange rates, in which case the series' return might have been greater had the futures transactions not taken place. There also is the risk that a liquid secondary market may not exist. The risk in purchasing an option on a financial futures contract is that the series will lose the premium it paid. Also, there may be circumstances when the purchase of an option on a financial futures contract would result in a loss to the series while the purchase or sale of the contract would not have resulted in a loss.

    The Phoenix-Seneca Strategic Theme, Phoenix-Deutsche Nasdaq-100 Index(R), Phoenix-Engemann Small & Mid-Cap Growth and Phoenix-Deutsche Dow 30 Series may use financial futures contracts and related options to hedge against changes in the market value of the portfolio securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are 2 types of hedges -- long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, to a considerable extent, a decline in the market value of securities in a series' portfolio may be protected against by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a series may wish to buy in the future by purchasing futures contracts.

    The Phoenix-Seneca Strategic Theme, Phoenix-Deutsche Nasdaq-100 Index(R), Phoenix-Engemann Small & Mid-Cap Growth and Phoenix-Deutsche Dow 30 Series may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade.

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Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, 3-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the S&P 500 and other securities indices. A clearing corporation associated with a board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and guarantees that open futures contracts will be performed.

    In contrast to the situation when such series purchases or sells a security, no security is delivered or received by the series upon the purchase or sale of a financial futures contract. Initially, this series will be required to deposit in a segregated account with its custodian bank an amount of cash, U.S. Treasury bills or liquid high grade debt obligations. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

    The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. In the case of a call, this amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, or, in the case of a put, is less than the exercise price of the option on the futures contract. For more information regarding options, see below.

    Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

    A series will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.


OPTIONS
    Phoenix-Goodwin Money Market, Phoenix-Engemann Capital Growth, Phoenix-Oakhurst Balanced, Phoenix-Aberdeen International, Phoenix-Sanford Bernstein Global Value, Phoenix-Goodwin Multi-Sector Fixed Income, Phoenix-Oakhurst Strategic Allocation, Phoenix-Seneca Strategic Theme, Phoenix-J.P. Morgan Research Enhanced Index, Phoenix-Seneca Mid-Cap Growth, Phoenix-Oakhurst Growth and Income, Phoenix-Hollister Value Equity, Phoenix-Morgan Stanley Focus Equity, Phoenix-Janus Growth, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Engemann Small & Mid-Cap Growth, Phoenix-Federated U.S. Government Bond and Phoenix-Aberdeen New Asia Series.

    Writing Covered Call Options. The series above may write (sell) covered call options on securities owned by them, including securities into which convertible securities are convertible, provided that such call options are listed on a national securities exchange.

    A call option gives the holder the right to buy a security at a specified price (the exercise price) for a stated period of time. Prior to the expiration of the option, the seller of the option has an obligation to sell the underlying security to the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised. The seller of the call option receives a cash payment (premium) at the time of sale, which premium is retained by the seller whether or not the option is exercised. The premium represents consideration to the seller for undertaking the obligations under the option contract and thereby foregoing the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except insofar as the premium represents such a profit).

    A call option may be purchased to terminate a call option previously written. The premium paid in connection with the purchase of a call option may be more than, equal to or less than the premium received upon writing the call option which is being terminated.

    When a series writes a covered call option, an amount equal to the premium received by it is included in assets of the series offset by an equivalent liability. The amount of the liability is subsequently marked to reflect the current market value of the written option. Market value is the last sale price of the options on the New York Stock Exchange ("NYSE") or other market on which it is traded or, in absence of a sale, the mean between last bid and offer prices. If an option which the series has written either ends or the series enters into a closing purchase transaction, the series realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option concludes.

    Premium income earned with respect to a qualified covered call option which lapses or experiences gain or loss from such an option which is closed out (other than by exercise) generally will be short-term capital gain or loss. Further, gain or loss with respect to the exercise of such an option generally will be short-term or long-term depending upon the actual or deemed holding period of the underlying security. However, any loss realized from writing a "qualified covered call option" which has a strike price less than the applicable security price (defined in Section 1092(C)(4)(G) of the Code) will be treated as a long-term capital loss, if gain from the sale of the underlying security at the time the loss is realized would be long-term capital gain. Also, with respect to such options, the holding period of the underlying security will not include any period during which the Fund has an outstanding written option.

    The Phoenix-Oakhurst Strategic Allocation, Phoenix-Oakhurst Balanced, Phoenix-Sanford Bernstein Global Value, Phoenix-J.P. Morgan Research Enhanced Index, Phoenix-Hollister Value Equity, Phoenix-Oakhurst Growth and Income, Phoenix-Seneca Mid-Cap Growth, Phoenix-Morgan Stanley Focus Equity, Phoenix-Janus Growth, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Engemann Small & Mid-Cap Growth, Phoenix-Federated U.S. Government Bond and Phoenix-Seneca Strategic Theme Series.

    Buying Call and Put Options. The series above may buy national exchange-traded call and put options on equity and debt securities and on various stock market indices. The Phoenix-Goodwin Money Market, Phoenix-Engemann Capital Growth and Phoenix-Goodwin Multi-Sector Fixed Income Series may only purchase a call option to terminate a previously-written call option. (See "Writing Covered Call Options.")

    A put option on equity or debt securities gives the holder the right to sell such a security at a specified price (the exercise price) for a stated period of time. Prior to the expiration of the option, the seller of the option has an obligation to buy the underlying security from the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised.

    Call and put options on stock market indexes operate the same way as call and put options on equity or debt securities except that they are settled in cash. In effect, the holder of a call option on a stock market index has the right to buy the value represented by the index at a specified price and for a stated period of time. Conversely, the holder of a put option on a stock market index has the right to sell the value represented by the index for a specified price and for a stated period of time. To be settled in cash means that if the option is exercised, the difference in the current value of the stock market index and the exercise value must be paid in cash. For example, if a call option was bought on the XYZ stock market index with an exercise price of $100 (assuming the current value of the index is 110 points, with each point equal to $1.00), the holder of the call option could exercise the option and receive $10 (110 points minus 100 points) from the seller of the option. If the index equals 90 points, the holder of the option receives nothing.

    The seller of an option receives a cash payment or premium at the time of sale which is retained by the seller whether or not the option is exercised. This premium represents consideration to the seller for undertaking the obligation under the option contract. In the case of call options, the premium compensates the seller for the loss of the opportunity to profit from any increase in the value of the security or the index. The premium to a seller of a put option compensates the seller for the risk assumed in connection with a decline in the value of the security or index.

    A series may close an open call or put option position by selling a call option, in the case of an open call position, or a put option, in the case of an open put option, which is the same as the option being closed. The series will receive a premium for selling such an option. The premium received may be more than, equal to or less than the premium paid by the series when it bought the option which is being closed.

    Immediately after entering into an opening option position, the total value of all open option positions based on exercise price will not exceed 10% of the Phoenix-Oakhurst Strategic Allocation or Phoenix-Oakhurst Balanced Series' total assets. The premium paid by the series for the purchase of a call or a put option and the expiration or closing sale transaction with respect to such options are treated in a manner analogous to that described above, except there is no liability created to the series. The premium paid for any such option is included in assets and marked to the market value on a current basis. If the options expire, the series will realize a short-term loss on the amount of the cost of the option. If a purchased put or call option is closed out by the series entering into a closing sale transaction, the series will realize a short-term gain or loss, depending upon whether the sale proceeds from the closing sale transaction are greater or less than the cost of the put or call option.

    Phoenix-Aberdeen International, Phoenix-Sanford Bernstein Global Value, Phoenix-Seneca Strategic Theme, Phoenix-J.P. Morgan Research Enhanced Index, Phoenix-Seneca Mid-Cap Growth, Phoenix-Hollister Value Equity, Phoenix-Oakhurst Growth and Income, Phoenix-Morgan Stanley Focus Equity, Phoenix-Janus Growth, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Engemann Small & Mid-Cap Growth, Phoenix-Federated U.S. Government Bond and Phoenix-Aberdeen New Asia Series. To promote their objectives, these series may write covered call and put options and purchase call and put options on securities and securities indices. In addition, the series may enter into option transactions on foreign currency.

    Writing (Selling) Call and Put Options. A call option on a security or a foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to buy the underlying security or foreign currency at the exercise price at any time during the option period.

    Upon exercise by the purchaser, the writer of a call option has the obligation to sell the underlying security or foreign security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash. A call option may be terminated by the writer (seller) by entering into a closing purchase transaction in which it purchases an option of the same series as the option previously written.

    A put option on a security or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the options depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

    The series may write exchange-traded call options on its securities. Call options may be written on portfolio securities, securities indices and foreign currencies. The series may, with respect to securities and foreign currencies, write call and put options on an exchange or over the counter. Call options on portfolio securities will be covered since the series will own the underlying securities or other securities that are acceptable for escrow at all times during the option period. Call options on securities indices may be written to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Call options on foreign currencies and put options on securities and foreign currencies will be covered by securities acceptable for escrow. The series, other than the Phoenix-Morgan Stanley Focus Equity Series, may not write options on more than 50% of its total assets. Management presently intends to cease writing options if and as long as 25% of such total assets are subject to outstanding options contracts. The Phoenix-Morgan Stanley Focus Equity Series will limit its use of derivative products, including options, for non-hedging purposes to 33-1/3% of its total assets measured by the aggregate notional amount of outstanding derivative products.

    The series will write call and put options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of portfolio securities or foreign currencies will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price or reduce the difference between the exercise price and market value.

    During the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to the series' ability to close out options it has written.

    During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for any appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to a portfolio's ability to close out options it has written.

    Phoenix-Aberdeen International, Phoenix-Sanford Bernstein Global Value, Phoenix-Seneca Strategic Theme, Phoenix-J.P. Morgan Research Enhanced Index, Phoenix-Oakhurst Growth and Income, Phoenix-Morgan Stanley Focus Equity, Phoenix-Janus Growth, Phoenix-Janus Equity Income, Phoenix-Engemann Small & Mid-Cap Growth, Phoenix-Janus Flexible Income and Phoenix-Aberdeen New Asia Series.

    Purchasing Call and Put Options, Warrants and Stock Rights. Each of the above series may invest up to an aggregate of 5% of its total assets in exchange-traded or over-the-counter call and put options on securities, securities indices and foreign currencies (the Phoenix-Morgan Stanley Focus Equity Series will be subject to the 33-1/3% derivatives limitation for non-hedging purposes discussed in the preceding section). Purchases of such options may be made for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The series may invest in call and put options whenever, in the opinion of the advisor or subadvisor, a hedging transaction is consistent with its investment objectives. The series may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security or foreign currency. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold. Purchasing a call or put option involves the risk that the series may lose the premium it paid plus transaction costs.

    Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security, rather than an option writer, and they generally have longer expiration dates than call options. The Phoenix-Duff & Phelps Real Estate Securities Series intends to invest at least a portion of its assets in rights or warrants to purchase common stock of real estate companies. The Phoenix-Sanford Bernstein Global Value Series may invest in warrants of foreign issuers. The Phoenix-Seneca Mid-Cap Growth Series may invest in warrants. The Phoenix-Aberdeen International, Phoenix-Seneca Strategic Theme, Phoenix-J.P. Morgan Research Enhanced Index, Phoenix-Oakhurst Growth and Income and Phoenix-Aberdeen New Asia Series intend to invest up to 5% of their respective net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.

    Over-the-Counter ("OTC") Options. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer. However, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and foreign currencies, and in a wider range of expiration dates and exercise prices than exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker. This information is carefully monitored or caused to be monitored by the advisor or subadvisor and verified in appropriate cases.

    A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, a series may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a series writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it otherwise might be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

    The Fund understands the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are generally considered illiquid securities. Although the dealers with which a series will engage in OTC options transactions are generally agreeable to and capable of entering into closing transactions, the Fund has adopted procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the series.

    A series will engage in OTC options transactions only with dealers that meet certain credit and other criteria established by the Board of Trustees of the Fund. The Fund and the advisor believe that the approved dealers present minimal credit risks to the Fund and, therefore, should be able to enter into closing transactions if necessary. A series currently will not engage in OTC options transactions if the amount invested by the series in OTC options, plus a "liquidity charge" related to OTC options written by the series in illiquid securities plus any other portfolio securities considered to be illiquid, would exceed 10% of the series' total assets (15% of the net assets of each of the Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth and Phoenix-Morgan Stanley Focus Equity Series). The "liquidity charge" referred to above is computed as described below.

    The series anticipates entering into agreements with dealers to which the series sells OTC options. Under these agreements a series would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow a series to repurchase a specific OTC option written by the series, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

FOREIGN SECURITIES
    Phoenix-Aberdeen International, Phoenix-Sanford Bernstein Global Value, and Phoenix-Aberdeen New Asia Series. These series will purchase foreign securities. In addition, the other series may invest up to 25% (up to 50% for the Phoenix-Engemann Small & Mid-Cap Growth, 35% for the Phoenix-Seneca Strategic Theme Series, 20% for the Phoenix-Seneca Mid-Cap Growth, Phoenix-Oakhurst Growth and Income and Phoenix-Sanford Bernstein Mid-Cap Value Series and typically less than 5% for the Phoenix-Engemann Nifty Fifty Series) of total net asset value in foreign securities. The Phoenix-Goodwin Multi-Sector Fixed Income Series may invest up to 50% of total net asset value in foreign debt securities. Each series, other than the Phoenix-Aberdeen International, Phoenix-Seneca Strategic Theme, Phoenix-Goodwin Multi-Sector Fixed Income, Phoenix-Engemann Small & Mid-Cap Growth, Phoenix-Morgan Stanley Focus Equity and Phoenix-Aberdeen New Asia Series, will purchase foreign debt securities only if issued in U.S. dollar denominations. The Phoenix-J.P. Morgan Research Enhanced Index Series may invest in securities of foreign corporations, provided that such securities are included in the S&P 500 or traded on a U.S. exchange. The Phoenix-Morgan Stanley Focus Equity, Phoenix-Janus Growth, Phoenix-Janus Equity Income and Phoenix-Janus Flexible Income Series may invest 100% of total net asset value in foreign securities, although such would be a very unlikely event.

    The foreign debt securities in which the series may invest are issued by foreign issuers in developed countries considered creditworthy by the advisor or subadvisor, as applicable, and in so-called emerging market countries. The series will invest in government obligations supported by the authority to levy taxes sufficient to ensure the payment of all principal and interest due on such obligations. Because foreign government obligations, like U.S. government obligations, are generally guaranteed for principal and interest by the government issuing the security, the principal risk of investing in foreign government obligations is that the foreign government will not or will be unable to meet its obligations. The series also may purchase securities of nongovernmental issuers considered creditworthy by the advisor or subadvisor, as applicable.

    While the Phoenix-Aberdeen International, Phoenix-Sanford Bernstein Global Value, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth, Phoenix-Seneca Strategic Theme, Phoenix-Engemann Small & Mid-Cap Growth, Phoenix-Goodwin Multi-Sector Fixed Income and Phoenix-Aberdeen New Asia Series may purchase foreign debt securities denominated in foreign currencies ("non-U.S. dollar securities"), the amount invested in such non-U.S. dollar securities may vary depending on the relative yield of such securities, the relative strength of the economies and the financial markets of such countries, the relative interest rates available in such countries and the relationship of such countries' currencies to the U.S. dollar. Investments in non-U.S. dollar securities and currency will be evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.


EMERGING MARKET SECURITIES
    "Emerging Markets" are those countries or regions with relatively low gross national product per capita compared to the world's major economies, and those countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets in Asia will include countries: (i) having an "emerging stock market" as defined by the International Finance Corporation;
(ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the advisor to be an emerging market as defined above. The series also may invest in securities of:
(i) companies where the principal securities trading market is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country; or (iii) companies whose principal activities are located in emerging market countries.

    The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the series is uninvested and no return is earned thereon. The inability of the series to make intended security purchases due to settlement problems could cause the series to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the series due to subsequent declines in value of the portfolio securities or, if the series has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

    Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The series could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the series of any restrictions on investments.

Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the series.

    Additional Risk Factors. As a result of its investments in foreign securities, the series may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the series may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the advisor believes that the applicable rate is unfavorable at the time the currencies are received or the advisor anticipates, for any other reason, that the NYSE rate will improve, the series may hold such currencies for an indefinite period of time.

    In addition, the series may be required to receive delivery of the foreign currency underlying forward foreign currency contracts into which it has entered. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The series may hold foreign currency in anticipation of purchasing foreign securities. The series also may elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the advisor, it is in the best interest of the series to do so. In such instances as well, the series may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

    While the holding of currencies will permit the series to take advantage of favorable movements in the applicable exchange rate, it also exposes the series to risk of loss if such rates move in a direction adverse to the series' position. Such losses could reduce any profits or increase any losses sustained by the series from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the series' profit or loss on currency options or forward contracts, as well as its hedging strategies.

FOREIGN CURRENCY TRANSACTIONS
    For each series investing in foreign securities, the value of the assets of such series as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a series may incur costs in connection with conversions between various currencies. A series will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unless the series already owns a security denominated in (or otherwise exposed to) the foreign currency in the same amount as the forward contract, at the time of the purchase of a forward foreign currency exchange contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the contract, minus the series' initial margin deposit with respect thereto, will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

    When a series enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may want to establish the United States dollar cost or proceeds. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, a series may be able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The Phoenix-Aberdeen International, Phoenix-Sanford Bernstein Global Value, Phoenix-Morgan Stanley Focus Equity, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Engemann Small & Mid-Cap Growth, Phoenix-Janus Growth and Phoenix-Aberdeen New Asia Series also may hedge their foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

    When the advisor or subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of a series' portfolio securities denominated in or exposed to such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

    It is impossible to forecast with precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for a series to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the series is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the series is obligated to deliver.

    If the series retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the series engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the series' entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the series would realize gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the series would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The series will have to convert holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

ZERO AND DEFERRED COUPON DEBT SECURITIES
    Phoenix-Sanford Bernstein Global Value, Phoenix-Sanford Bernstein Small-Cap Value Equity, Phoenix-Goodwin Multi-Sector Fixed Income, Phoenix-Janus Growth, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Morgan Stanley Focus Equity, Phoenix-Federated U.S. Government Bond and Phoenix-Seneca Mid-Cap Growth Series. These series may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity ("deferred coupon" obligations) or until maturity ("zero coupon" obligations). Because deferred and zero coupon bonds do not make interest payments for a certain period of time, they are purchased by the series at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, there is a risk that the value of the series' shares may decline more as a result of an increase in interest rates than would be the case if the series did not invest in deferred or zero coupon bonds.


REAL ESTATE INVESTMENT TRUSTS
    As described in the Prospectus, under normal conditions, the Phoenix-Duff & Phelps Real Estate Securities Series intends to invest in real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income-producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

           REITs generally can be classified as follows:

[diamond]  Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

[diamond]  Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

[diamond]  Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

    REITs are like closed-end investment companies in that they are essentially holding companies which rely on professional managers to supervise their investments. A shareholder in the Phoenix-Duff & Phelps Real Estate Securities Series should realize that by investing in REITs indirectly through the series, he will bear not only his proportionate share of the expenses of the series but also, indirectly, similar expenses of underlying REITs.

DEBT SECURITIES
    Up to 25% of the Phoenix-Duff & Phelps Real Estate Securities Series total assets may be invested in debt securities (which include for purposes of this investment policy convertible debt securities which Duff & Phelps Investment Management ("DPIM") believes have attractive equity characteristics). The Phoenix-Duff & Phelps Real Estate Securities Series may invest in debt securities rated BBB or better by S&P or Baa or better by Moody's or, if not rated, are judged to be of comparable quality as determined by DPIM. In choosing debt securities for purchase by the series, DPIM will employ the same analytical and valuation techniques utilized in managing the equity portion of the Phoenix-Duff & Phelps Real Estate Securities Series holdings and will invest in debt securities only of companies that satisfy DPIM's investment criteria.

    The value of a series' investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase, and when interest rates rise, the values of such securities generally can be expected to decrease. The lower-rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower-rated securities generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with more highly rated securities, which reflect primarily functions in general levels of interest rates.

CONVERTIBLE SECURITIES
    Each series may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specific price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as
(1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value then the underlying stock since they have fixed income characteristics and (3) the potential for capital appreciation if the market price of the underlying common stock increases. Up to 5% of each series' assets may be invested in convertible securities that are rated below investment grade (commonly referred to as "junk" securities). Such securities present greater credit and market risks than investment grade securities. (This 5% restriction does not apply to the Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income or Phoenix-Janus Growth Series.) A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a series is called for redemption, the series may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

REPURCHASE AGREEMENTS
    Phoenix-Goodwin Money Market, Phoenix-Duff & Phelps Real Estate Securities, Phoenix-Aberdeen International, Phoenix-Sanford Bernstein Global Value, Phoenix-Sanford Bernstein Small-Cap Value, Phoenix-Seneca Strategic Theme, Phoenix-J.P. Morgan Research Enhanced Index, Phoenix-Engemann Nifty Fifty, Phoenix-Seneca Mid-Cap Growth, Phoenix-Sanford Bernstein Mid-Cap Value, Phoenix-Oakhurst Growth and Income, Phoenix-Hollister Value Equity, Phoenix-Federated U.S. Government Bond, Phoenix-Janus Growth, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Engemann Small & Mid-Cap Growth, Phoenix-Morgan Stanley Focus Equity and Phoenix-Aberdeen New Asia Series. These series may invest in repurchase agreements. However, no more than 10% of a series' net assets (15% with respect to Phoenix-Janus Growth, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Engemann Small & Mid-Cap Growth, Phoenix-Morgan Stanley Focus Equity and Phoenix-Federated U.S. Government Bond Series) will be invested in repurchase agreements having maturities of more than 7 days. A repurchase agreement is a transaction where a series buys a security at one price and the seller simultaneously agrees to buy that same security back at a higher price. Repurchase agreements will be entered into with commercial banks, brokers and dealers considered by the Board of Trustees and the advisor or subadvisor, as applicable, acting at the Board's direction, to be creditworthy. In addition, the repurchase agreements are fully collateralized by the underlying instrument and are marked to market every business day. However, the use of repurchase agreements involves certain risks such as default by, or insolvency of, the other party to the transaction.

JUNK BONDS

    Phoenix-Janus Flexible Income, Phoenix-Goodwin Multi-Sector Fixed Income, Phoenix-Janus Equity Income, Phoenix-Janus Growth, Phoenix-Aberdeen International, Phoenix-Morgan Stanley Focus Equity, Phoenix-Engemann Small & Mid-Cap Growth, Phoenix-Oakhurst Balanced, Phoenix-Oakhurst Strategic Allocation and Phoenix-Seneca Mid-Cap Growth Series. These series may invest up to 100%, 50%, 35%, 35%, 10%, 5%, 5%, 35%, 5% and 5%, respectively, of total net assets in noninvestment grade debt securities. The market prices of such lower-rated securities generally fluctuate in response to changes in interest rates and economic conditions more than those of higher-rated securities. Additionally, there is a greater possibility that an adverse change in the financial condition of an issuer, particularly a higher leveraged issuer, may affect its ability to make payments of income and principal and increase the expenses of the series seeking recovery from the issuer. Lower-rated securities may be thinly traded and less liquid than higher-rated securities and therefore harder to value and more susceptible to adverse publicity concerning the issuer.


REAL ESTATE SECURITIES
    The Phoenix-Duff & Phelps Real Estate Securities Series will not invest in real estate directly, but only in securities issued by real estate companies. However, the portfolio may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, overbuilding, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.

    Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly.

    In addition to these risks, equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs also are subject to potential defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the Investment Company Act of 1940. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the series to possibly fail to qualify as a regulated investment company.


LEVERAGE
    Phoenix-Seneca Strategic Theme, Phoenix-Hollister Value Equity, Phoenix-Seneca Mid-Cap Growth, Phoenix-Morgan Stanley Focus Equity and Phoenix-J.P. Morgan Research Enhanced Index Series. These series may, from time to time, increase their ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interests and investing the borrowed funds. The series will borrow only from banks, and only if immediately after such borrowing the value of the assets of the series (including the amount borrowed), less its liabilities (not including any borrowings) is at least 3 times the amount of funds borrowed for investment purposes. The series, other than the Phoenix-Morgan Stanley Focus Equity Series, may borrow up to 25% of the net assets of such series, not including the proceeds of any such borrowings. The Phoenix-Morgan Stanley Focus Equity Series may borrow up to 33-1/3% of its total assets (including the amount borrowed) less liabilities. However, the amount of the borrowings will be dependent upon the availability and cost of credit from time to time. If, due to market fluctuations or other reasons, the value of such series' assets computed as provided above become less than 3 times the amount of the borrowings for investment purposes, the series, within 3 business days, is required to reduce bank debt to the extent necessary to meet the required 300% asset coverage.

    Interest on money borrowed will be an expense of those series with respect to which the borrowing has been made. Because such expense otherwise would not be incurred, the net investment income of such series is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

    Bank borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing also must be made subject to an agreement by the lender that any recourse is limited to the assets of such series with respect to which the borrowing has been made.

    An investment gains made with the additional monies borrowed in excess of interest paid will cause the net assets value of such series shares to rise faster than otherwise would be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover its cost (including any interest paid on the monies borrowed) to such series, the net asset value of the series will decrease faster than otherwise would be the case.

    Phoenix-Sanford Bernstein Mid-Cap Value, Phoenix-Sanford Bernstein Global Value, Phoenix-Oakhurst Growth and Income and Phoenix-Engemann Nifty Fifty Series. These may not borrow except for emergency or other extraordinary purposes, only from a bank, and only in an amount not to exceed 5% of the series' total assets (33-1/3% in the case of Phoenix-Oakhurst Growth and Income Series). These series must also maintain a 300% asset coverage ratio. Phoenix-Sanford Bernstein Mid-Cap Value Series may collateralize any such borrowings with up to 10% of its total assets; Phoenix-Oakhurst Growth and Income and Phoenix-Sanford Bernstein Global Value Series may collateralize any such borrowing with up to 33-1/3% of its total assets.


PRIVATE PLACEMENTS AND RULE 144A SECURITIES
    Each series may purchase securities which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the SEC. Such securities may offer higher yields than comparable publicly-traded securities. Such securities ordinarily can be sold by the series in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"). Public sales of such securities by a series may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the series may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under special rules adopted by the SEC for which the subadvisor, under procedures adopted by the Trustees, determine the secondary market is illiquid, Rule 144A Securities will be considered illiquid. Trustees may determine the secondary market is liquid based upon the following factors which will be reviewed periodically as required pursuant to procedures adopted by the series: the number of dealers willing to purchase or sell the security; the frequency of trades; dealer undertakings to make a market in the security; and the nature of the security and its market. Investing in Rule 144A Securities could have the effect of increasing the level of these series' illiquid securities to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Each series may invest up to 15% of its net assets in illiquid securities.

MORTGAGE-BACKED SECURITIES
    Phoenix-Goodwin Multi-Sector Fixed Income, Phoenix-Duff & Phelps Real Estate Securities, Phoenix-Federated U.S. Government Bond, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth, Phoenix-Oakhurst Balanced and Phoenix-Seneca Mid-Cap Growth Series. These series also may invest in mortgage-backed securities such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs"). CMOs are hybrid instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (GNMA), for Federal National Mortgage Association. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. REMICs are similar to CMOs and are fixed pools of mortgages with multiple classes of interests held by investors.

    The series also may invest in pass-through securities that are derived from mortgages. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee).

    The series may purchase pass-through securities at a premium or at a discount. The value of pass-through securities in which the series may invest will fluctuate with changes in interest rates. The value of such securities varies inversely with interest rates, except that when interest rates decline, the value of pass-through securities may not increase as much as other debt securities because of the prepayment feature. Changes in the value of such securities will not affect interest income from those obligations but will be reflected in the series' net asset value.

    A particular risk associated with pass-through securities involves the volatility of prices in response to changes in interest rates or prepayment risk. Prepayment rates are important because of their effect on the yield and price of securities. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgages' scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Although the pattern of repayments is estimated and reflected in the price paid for pass-through securities at the time of purchase, the actual prepayment behavior of mortgages cannot be known at that time. Therefore, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through securities. Prepayments that occur faster than estimated adversely affect yields for pass-throughs purchased at a premium (that is, a price in excess of principal amount) and may cause a loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. Furthermore, the proceeds from prepayments usually are reinvested at current market rates, which may be higher than, but usually are lower than, the rates earned on the original pass-through securities. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities or decline in value from declining interest rates because of risk of prepayment. Pass-through securities are forms of derivatives.

LENDING OF PORTFOLIO SECURITIES
    Subject to certain investment restrictions, a series (other than Phoenix-Engemann Nifty Fifty Series) may, from time to time, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% (except the Phoenix-Aberdeen New Asia Series which will maintain an amount equal to at least 102%) of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities which will increase the current income of the series lending its securities. A series will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the series is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. A series may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans.

    Even though securities lending usually does not impose market risks on the lending series, a series would be subject to risk of loss due to an increase in value if the borrower fails to return the borrowed securities for any reason (such as the borrower's insolvency). Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, a series could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held may not be liquidated, the result could be a material adverse impact on the liquidity of the lending series.


WHEN-ISSUED SECURITIES
    Phoenix-J.P. Morgan Research Enhanced Index, Phoenix-Federated U.S. Government Bond, Phoenix-Janus Growth, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Morgan Stanley Focus Equity, Phoenix-Engemann Small & Mid-Cap Growth, Phoenix-Sanford Bernstein Global Value, Phoenix-Sanford Bernstein Small-Cap Value and Phoenix-Seneca Mid-Cap Growth Series. These series may purchase securities on a when-issued basis. New issues of certain securities are offered on a when-issued basis, that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate, if any, that will be received on the securities are each fixed at the time the buyer enters into the commitment. The series will generally make a commitment to purchase such securities with the intention of actually acquiring the securities. However, the series may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the series purchases securities on a when-issued basis, cash or liquid securities equal in value to commitments for the when-issued securities will be deposited in a segregated account with the series' custodian bank. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

    Securities purchased on a when-issued basis are subject to changes in market value. Therefore, to the extent the series remains substantially fully invested at the same time that they have purchased securities on a when-issued basis, there will be greater fluctuations in the net asset values than if the series merely set aside cash to pay for when-issued securities. In addition, there will be a greater potential for the realization of capital gains. When the time comes to pay for when-issued securities, the series will meet its obligations from then available cash flow, the sales of securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). Lastly, investing in when-issued securities includes the risk that the securities may never be issued, in which event the series may incur expenses associated with unwinding such transactions.

STRUCTURED NOTES
    The Phoenix-Morgan Stanley Focus Equity Series may use Structured Notes. These are derivative securities for which the amount of principal repayment and/or interest payments is based upon the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

    Structured Notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and the use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular Structured Notes to become illiquid. The series will use Structured Notes to tailor its investments to the specific risks and returns the subadvisor wishes to accept while avoiding or reducing certain other risks.


SWAP AGREEMENTS

    The series may, as is consistent with the series' investment objectives and strategies as disclosed in the prospectus, enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost than if it had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor," and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. The series' obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The series' obligations under a swap agreement will be accrued daily (offset against any amounts owing to the series) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the series' holdings. The series will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the series' assets.

    Whether the series' use of swap agreements will be successful in furthering its investment objective will depend on an advisor's or subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The advisor or subadvisor will cause the series to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the series' repurchase agreement guidelines. Certain restrictions imposed on the series by the Internal Revenue Code may limit a series' ability to use swap agreements. The swaps market is largely unregulated. Swaps agreements generally are exempt or excluded from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a series' ability to terminate existing swap agreements or to realize amounts to be received under such agreements."


INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------
    The Fund's fundamental policies as they affect any series cannot be changed without the approval of a vote of a majority of the outstanding shares of such series, which is the lesser of (i) 67% or more of the voting securities of such series present at a meeting if the holders of more than 50% of the outstanding voting securities of such series are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of such series. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon by any series if a majority of the outstanding voting securities of that series votes for the approval of the proposal as provided above, notwithstanding (1) that such matter has not been approved by a majority of the outstanding securities of any other series affected by such matter and
(2) that such matter has not been approved by a majority of the outstanding voting securities of the Fund.

    The following investment restrictions are fundamental policies of the Fund with respect to all series and may not be changed except as described above; provided, however, that restrictions (6) through (9) and (13) below, although applicable to the Phoenix-Morgan Stanley Focus Equity Series, will not be treated as fundamental restrictions of that series and may be changed without shareholder approval. The Fund may not:

     (1) Purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate. The Phoenix-Duff & Phelps Real Estate Securities and the Phoenix-Federated U.S. Government Bond Series may, however, invest in mortgage-backed securities.

     (2) Make loans other than loans of securities secured by cash or cash equivalents for the full value of the securities; any interest earned from securities lending will inure to the benefit of the series which holds such securities. However, the purchase of debt securities which are ordinarily purchased by financial institutions are not considered the loaning of money.


     (3) Invest in commodities or in commodity contracts or in options provided, however, that it may write covered call option contracts; and provided further, that the Phoenix-Oakhurst Strategic Allocation, Phoenix-Oakhurst Balanced, Phoenix-Hollister Value Equity, Phoenix-Oakhurst Growth and Income, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth, Phoenix-Morgan Stanley Focus Equity, Phoenix-Federated U.S. Government Bond and Phoenix-Seneca Mid-Cap Growth Series may enter into financial futures contracts to purchase and sell debt obligations and may buy call and put options on securities and stock market indexes; and provided further, that the Phoenix-Aberdeen International, Phoenix-Sanford Bernstein Global Value, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth, Phoenix-Morgan Stanley Focus Equity and Phoenix-Aberdeen New Asia Series may purchase call and put options on securities, engage in financial futures contracts and related options transactions, write secured put options, and enter into foreign currency and foreign currency options transactions; and provided further, that the Phoenix-Deutsche Dow 30, Phoenix-J.P. Morgan Research Enhanced Index and Phoenix-Deutsche Nasdaq-100 Index(R) Series may engage in financial futures contracts and related options transactions as is consistent with the series' investment objectives and strategies as disclosed in the prospectus.


     (4) Engage in the underwriting of securities of other issuers, except to the extent any series may be deemed an underwriter in selling as part of an offering registered under the Securities Act of 1933 securities which it has acquired. The Phoenix-Aberdeen International, Phoenix-Sanford Bernstein Global Value and Phoenix-Aberdeen New Asia Series will, and the Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income and Phoenix-Janus Growth Series may buy and sell securities outside the United States that are not registered with the SEC or marketable in the United States.

     (5) Borrow money, except as a temporary measure where such borrowing would not exceed 25% of the market value of total assets at the time each such borrowing is made, and except that the Phoenix-Morgan Stanley Focus Equity Series may borrow from banks in an amount not to exceed 33-1/3% of its total assets (including the amount borrowed) in accordance with its investment objective and policies. However, the Fund may borrow money for any general purpose from a bank provided such borrowing does not exceed 10% of the net asset value of the Fund, not considering any such borrowings as liabilities. The Phoenix-Oakhurst Strategic Allocation, Phoenix-Aberdeen International, Phoenix-Sanford Bernstein Global Value, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth, Phoenix-Morgan Stanley Focus Equity, Phoenix-Federated U.S. Government Bond and Phoenix-Aberdeen New Asia Series may borrow money to the extent of financial futures transactions and reverse repurchase agreements, provided that such borrowings are limited to 33-1/3% of the value of the total assets of the series.

     (6) Invest in illiquid securities in an amount greater than 15% of the net asset value of any series' portfolio at the time any such investment is made.

     (7) Purchase securities on margin, except for short-term credits as may be necessary for the clearance of purchases or sales of securities, or to effect a short sale of any security. (The deposit of "maintenance margin" in connection with financial options futures and swap contracts is not considered the purchase of a security on margin.)

     (8) Invest for the purpose of exercising control over or management of any company.

     (9) Unless received as a dividend or as a result of an offer of exchange approved by the SEC or of a plan of reorganization, purchase or otherwise acquire any security issued by an investment company if the series would immediately thereafter own (a) more than 3% of the outstanding voting stock of the investment company, (b) securities of the investment company having an aggregate value in excess of 5% of the series' total assets, (c) securities of investment companies having an aggregate value in excess of 10% of the series' total assets or (d) together with investment companies having the same investment advisor as the Fund (and companies controlled by such investment companies), more than 10% of the outstanding voting stock of any registered closed-end investment company, except that the Phoenix-Federated U.S. Government Bond Series may invest without limit in the securities of money market investment companies, including affiliated investment companies.

    (10) (a) Invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities (other than United States government or government agency securities or in the case of the Phoenix-Aberdeen International and Phoenix-Aberdeen New Asia Series, other than foreign government securities) or, with respect to the Phoenix-Oakhurst Strategic Allocation and Phoenix-Oakhurst Balanced Series, call or put options contracts and financial futures contracts of any one issuer (including repurchase agreements with any one bank); nor (b) purchase more than either (i) 10% in principal amount of the outstanding debt securities of an issuer (the foregoing restriction being inapplicable to the Phoenix-Duff & Phelps Real Estate Securities Series) or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the United States government or its agencies, bank money instruments or bank repurchase agreements. The Phoenix-Aberdeen International Series will, with respect to 75% of its assets, limit its investment in the securities of any one foreign government, its agencies or instrumentalities to 5% of the series' total assets. The above restrictions will apply only to securities comprising 75% of the value of the total assets with respect to the Phoenix-Engemann Small & Mid-Cap Growth, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income and Phoenix-Janus Growth Series. None of the above restrictions will apply to the Phoenix-Deutsche Dow 30, Phoenix-Deutsche Nasdaq-100 Index(R) or Phoenix-Morgan Stanley Focus Equity Series.

    (11) Concentrate the portfolio investments in any one industry (the foregoing restriction being inapplicable to the Phoenix-Duff & Phelps Real Estate Securities, Phoenix-Deutsche Dow 30, Phoenix-Deutsche Nasdaq-100 Index(R) or Phoenix-Morgan Stanley Focus Equity Series). No security may be purchased for a series if such purchase would cause the value of the aggregate investment in any one industry to exceed 25% of the series' total assets. However, the Phoenix-Goodwin Money Market Series and Phoenix-Oakhurst Strategic Allocation Series may invest more than 25% of their assets in the banking industry. The Phoenix-Duff & Phelps Real Estate Securities Series may invest not less than 75% of its assets in the real estate industry. Government securities, municipal bonds and bank instruments shall not be considered an industry.

    (12) Issue senior securities.

    (13) Enter into repurchase agreements which would cause more than 10% (15% with respect to the Phoenix-Federated U.S. Government Bond, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth, Phoenix-Engemann Small & Mid-Cap Growth and Phoenix-Morgan Stanley Focus Equity Series) of any Series' net assets (taken at market value) to be subject to repurchase agreements maturing in more than 7 days.

    The Board of Trustees for the Fund has approved changes to the Fund's investment restrictions that would become effective upon approval by shareholders. It is expected that a shareholder meeting to approve these changes will be called some time in 2001. The investment restrictions approved by the board are as follows:

    (1) A series may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies; and in the case of Phoenix-Aberdeen International and Phoenix-Aberdeen New Asia Series, other than foreign government securities), if: (a) such purchase would, at the time, cause more than 5% of the series' total assets, taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the series.

         This restriction does not apply to the Phoenix-Deutsche Dow 30, Phoenix-Deutsche Nasdaq-100 Index or Phoenix-Morgan Stanley Focus Equity Series.

    (2) A series may not purchase securities, if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

         This restriction does not apply to the Phoenix-Duff & Phelps Real Estate Securities Series.

    (3) A series may not issue senior securities in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed prohibited by this restriction.

    (4) A series may not borrow money, except (i) in amounts not to exceed one third of the value of the series' total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options, and (c) short-term credits extended in connection with trade clearances and settlement, shall not constitute borrowing.

    (5) A series may not underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, a series may be deemed to be an underwriter under the applicable law.

    (6)  A series may not purchase or sell real estate, except that a series may
         (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein,
         (iii) invest in mortgage related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the series as a result of the ownership of securities.

    (7) A series may not make loans, except that a series may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

    (8) A series may not purchase or sell commodities or commodity contracts, except a series may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indices, interest rates, securities, currencies and physical commodities).

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------
    The portfolio turnover rate of each series is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the series' securities (excluding all securities, including options, with maturities at the time of acquisition of one year or less). All long-term securities, including long-term U.S. Government securities, are included. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the series. Turnover rates may vary greatly from year to year as well as within a particular year and also may be affected by cash requirements for redemptions of each series' shares by requirements which enable the Fund to receive certain favorable tax treatments. The portfolio turnover rates for each series (other than the Phoenix-Goodwin Money Market Series) are set forth under "Financial Highlights" in the prospectus. The portfolio turnover rates for the Phoenix-Deutsche Nasdaq-100 Index(R), Phoenix-Engemann Small & Mid-Cap Growth, Phoenix-Sanford Bernstein Global Value and Phoenix-Sanford Bernstein Small-Cap Value Series are for less than a full year.



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
    The Trustees and executive officers of the Fund and their principal occupations for the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut 06115.

NAME AND ADDRESS                     POSITION(S) WITH THE FUND    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------                     -------------------------    -------------------------------------------
Frank M. Ellmer                      Trustee                      Retired; previously Audit Partner at Ernst & Young, LLP from
427 Woodhaven Road                                                1978-1999.
Glastonbury, CT 06033
Birth date: 4/11/40

John A. Fabian                       Trustee                      Retired; previously Executive Vice President of Phoenix Home
497 Hensler Lane                                                  Life Mutual Insurance Company (1992-1994).
Oradell, NJ 07649
Birth date: 2/5/34

Roger A. Gelfenbien                  Trustee                      Retired; previously Managing Partner of Andersen Consulting (now
37 Stonegate Drive                                                Accenture) 1989-1999.
Wethersfield, CT 06109
Birth date: 5/14/43

Eunice S. Groark                     Trustee                      Self-employed (1995-present); Columnist, Manchester Connecticut
35 Saddle Ridge Drive                                             Journal Inquirer (1995-2000); Visiting Professor, Wesleyan
Bloomfield, CT 06002                                              University (1997-1999).
Birth date: 2/1/38

Frank E. Grzelecki                   Trustee                      Retired; previously Managing Director, Saugatuck Associates,
312 Greenley Road                                                 Inc.(1999-2000); Vice Chairman, (1997-1998), President/Chief
New Canaan, CT 06840                                              Operating Officer (1992-1997), Handy & Harman.
Birth date: 6/19/37

John R. Mallin                       Trustee                      Partner/Attorney, Cummings & Lockwood (1996-present).
Cummings & Lockwood
Cityplace I
Hartford, CT 06109
Birth date: 7/28/50

Timothy P. Shriver                   Trustee                      President and Chief Executive Officer, Special Olympics, Inc.
Special Olympics, Inc.                                            (1996-present).
1325 G Street, N.W. #500
Washington, D.C. 20005
Birth date: 8/29/59

NAME AND ADDRESS                     POSITION(S) WITH THE FUND    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------                     -------------------------    -------------------------------------------
Simon Y. Tan*                        Trustee, President           Various positions, including Executive Vice President, Phoenix
One American Row                                                  Home Life Mutual Insurance Company (1982-present).
Hartford, CT 06102
Birth date: 2/17/52

Dona D. Young*                       Trustee                      Various positions, including President and Chief Operating
One American Row                                                  Officer of Phoenix Home Life Mutual Insurance Company
Hartford, CT 06102
Birth date: 1/8/54


Roger Engemann                       Senior Vice President        Chairman, President and Director of the Advisor since 1969.
600 North Rosemead Blvd                                           Chairman, President and Director, Pasadena Capital Corporation
Pasadena, CA 91107                                                (1988-present) and Roger Engemann Management Co., Inc.
Birth date: 10/07/1940                                            (1985-present).


Michael J. Gilotti                   Executive Vice President     Senior Vice President, Phoenix Home Life Mutual Insurance
One American Row                                                  Company (1999-present); Bank and Broker Dealer Operation, Aetna
Hartford, CT 06102                                                (1994-1999).
Birth date: 05/25/47

Michael E. Haylon                    Executive Vice President     Managing Director, Phoenix Duff & Phelps Investment Advisors
59 Prospect Street                                                (1997-present); Executive Vice President, Phoenix-Aberdeen
Hartford, CT 06103                                                Series Fund (1996-present); Director, Phoenix-Aberdeen
Birth date: 12/18/57                                              International Advisors, LLC (1996-present); Executive Vice
                                                                  President, Phoenix Income & Growth Fund
                                                                  (1995-present); Executive Vice President, Phoenix Mutual-Portfolio
                                                                  Fund (1995-present); Executive Vice President, Phoenix Strategic
                                                                  Equity Series Fund (1995-present); Executive Vice President,
                                                                  Phoenix Strategic Allocation Fund, (1995-present); Executive Vice
                                                                  President, Phoenix California Tax-Exempt Bonds, Inc.
                                                                  (1995-present); Executive Vice President, Phoenix Multi-Sector
                                                                  Short Term Bond (1995-present); Executive Vice President, Phoenix
                                                                  Worldwide Opportunities Fund (1995-present); Director, Phoenix
                                                                  Equity Planning Corp. (1995-present); Executive Vice President,
                                                                  Phoenix Multi-Sector Fixed Income Fund, Inc. (1994-present);
                                                                  President, Phoenix Investment Counsel, Inc. (1993-present);
                                                                  President, Phoenix Institutional Markets Group, (1993-present).

Gail P. Seneca                       Senior Vice President        Managing Director, Equities, Phoenix Investment Counsel, Inc.
909 Montgomery Street                                             (1998-present). President and Trustee (1996-present),
San Francisco, CA 94133                                           Phoenix-Seneca Funds. Managing Member, GMG/Seneca Capital
Birth date: 03/07/53                                              Management LLC (1996-present). Chief Investment Officer and managing general partner (1989-present), GMG/Seneca Capital
                                                                  Management, L.P. Phoenix Multi-Portfolio Fund (1998-present),
                                                                  Phoenix Duff & Phelps Institutional Mutual Funds (1999-present)
                                                                  and Phoenix Strategic Equity Series Fund (1998-present).

NAME AND ADDRESS                     POSITION(S) WITH THE FUND    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------                     -------------------------    -------------------------------------------

James D. Wehr                        Senior Vice President        Senior Vice President, Fixed Income (1998-present), Managing
56 Prospect Street                                                Director (1996-1998), Fixed Income, Vice President (1991-1996),
Hartford, CT 06103                                                Phoenix Investment Counsel, Inc. Senior Vice President
Birth date: 05/17/1957                                            (1997-present), Vice President (1988-1997), Phoenix
                                                                  Multi-Portfolio Fund; Senior Vice President (1997-present), Vice
                                                                  President (1990-1997), Phoenix Series Fund; Senior Vice President
                                                                  (1997-present), Vice President (1993-1997) Phoenix-Goodwin
                                                                  California Tax Exempt Bond Fund and Senior Vice President
                                                                  (1997-present), Vice President (1996-1997), Phoenix Duff & Phelps
                                                                  Institutional Mutual Funds. Senior Vice President (1997-present),
                                                                  Phoenix-Goodwin Multi-Sector Fixed Income Fund, Phoenix-Goodwin
                                                                  Multi-Sector Short Term Bond Fund, Phoenix-Oakhurst Income &
                                                                  Growth Fund and Phoenix-Oakhurst Strategic Allocation Fund. Senior
                                                                  Vice President and Chief Investment Officer, Duff & Phelps
                                                                  Utilities Tax Free Income, Inc. (1997-present).

Hugh Young                           Senior Vice President        Senior Vice President, Phoenix-Aberdeen Series Fund
Aberdeen Asset Managers LTD                                       (1996-present); Director, Phoenix-Aberdeen International
88A Circular Road                                                 Advisors, LLC; Far East Investment Director, Aberdeen Asset
Singapore 049439                                                  Management Asia Limited (1988-present); Managing Director,
Birth date: 05/21/58                                              Aberdeen Asset Management Asia Limited (1992-present); Director,
                                                                  Abtrust Asian Smaller Companies Investment Trust plc
                                                                  (1995-present); Abtrust New Dawn Investment Trust plc
                                                                  (1989-present); Abtrust Emerging Asia Investment Trust Limited
                                                                  (1990-present); JF Philippine Fund Inc. and Apollo Tiger.

-----------------
* Trustees identified with an asterisk are considered to be "interested persons" of the Fund within the meaning of the definition set forth in
    Section 2(a)(19) of the 1940 Act.


    No person listed in the foregoing table has any immediate family relationship with any other person listed in the table.


    None of the Trustees or officers directly own shares of the Fund. As of March 31, 2001, the Trustees and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Fund.

COMPENSATION TABLE
    Trustee costs are allocated equally to each of the series of the Fund. Officers and employees of the advisor who are "interested persons" are compensated by the advisor and receive no compensation from the Fund. Trustees receive no compensation from any other fund in the complex.

                                                   AGGREGATE
                                                  COMPENSATION
              NAME                                  FROM FUND
              ----                                  ---------
              Frank M. Ellmer                         $28,000
              John A. Fabian                          $30,000
              Roger A. Gelfenbien                      $5,000
              Eunice S. Groark                        $22,000
              Frank E. Grzelecki                       $5,000
              John R. Mallin                          $28,000
              Timothy P. Shriver                      $16,000
              Simon Y. Tan                                 $0
              Dona D. Young                                $0


CONTROL PERSONS

    The shares of each of the series are owned by one or more of the separate accounts of the Phoenix family of insurance companies offering variable insurance and annuity products. The table below shows the percentage ownership of each series held by each separate or general account as of December 31, 2000.


------------------------------------------------------------------------------------------------------------------------------------
                                                   PHOENIX HOME                                                      PHOENIX
                                                   LIFE VARIABLE      PHOENIX HOME LIFE       PHL VARIABLE        LIFE & ANNUITY
                                                   ACCUMULATION       VARIABLE UNIVERSAL      ACCUMULATION      VARIABLE UNIVERSAL
                      SERIES                          ACCOUNT            LIFE ACCOUNT            ACCOUNT           LIFE ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                         51.2%                29.5%                19.3%                 0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia                              34.9%                23.4%                41.6%                 0.1%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Dow 30                                67.2%                 4.4%                28.3%                 0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R)                   77.6%                13.0%                 9.4%                 0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities           38.6%                18.8%                42.6%                 0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                        55.4%                25.0%                19.1%                 0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty                           33.8%                20.7%                45.5%                 0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth                66.7%                 5.1%                28.1%                 0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond                 62.2%                 4.6%                33.3%                 0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market                           33.7%                29.8%                36.4%                 0.2%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income              47.5%                16.7%                35.7%                 0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity                         34.4%                24.9%                40.6%                 0.1%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index            29.9%                35.2%                34.8%                 0.1%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Equity Income                            40.6%                10.6%                48.1%                 0.8%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income                          54.2%                 3.4%                41.4%                 0.9%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth                                   32.7%                18.7%                48.4%                 0.3%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Morgan Stanley Focus Equity                    70.7%                 9.3%                19.9%                 0.1%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Balanced                              62.9%                13.9%                23.2%                 0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth & Income                       31.6%                15.2%                53.2%                 0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation                  65.4%                16.9%                17.7%                 0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value                 98.8%                 0.2%                 1.0%                 0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value                39.8%                26.6%                33.5%                 0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Equity       94.0%                 0.0%                 6.0%                 0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                          38.2%                18.8%                43.0%                 0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                         57.1%                24.7%                18.1%                 0.1%
------------------------------------------------------------------------------------------------------------------------------------


    PHL Variable Insurance Company and Phoenix Life and Annuity Company are indirect, wholly-owned subsidiaries of Phoenix. No shares are held by any advisor or subadvisor of the Fund.

THE INVESTMENT ADVISORS
--------------------------------------------------------------------------------
    The Fund has entered into Investment Advisory Agreements ("Agreements") with Phoenix Investment Counsel, Inc. ("PIC"), Duff & Phelps Investment Management Co. ("DPIM"), Phoenix Variable Advisors, Inc. ("PVA") and Phoenix-Aberdeen International Advisors, LLC ("PAIA").

INVESTMENT ADVISORS
    The Fund's investment advisors to all series, except the Phoenix-Duff & Phelps Real Estate Securities and Phoenix-Aberdeen New Asia Series are PIC and PVA. All of the outstanding stock of PIC is owned by PEPCO, a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is an indirect, wholly-owned subsidiary of Phoenix. PEPCO also performs bookkeeping, pricing and administrative services for the fund.

    In addition to the Fund, PIC serves as investment advisor to the Phoenix-Oakhurst Strategic Allocation Fund, Phoenix Strategic Equity Series Fund (all series other than Equity Opportunities Series), Phoenix Duff & Phelps Institutional Mutual Funds (all portfolios other than the Phoenix-Duff & Phelps Real Estate Securities Equity Securities Portfolio, Core Equity Portfolio and the Enhanced Reserves Portfolio), Phoenix Growth & Income Fund of Phoenix Equity Series Fund, Phoenix Investment Trust 97 and Phoenix Multi-Portfolio Fund (all portfolios other than the Real Estate Securities Portfolio) and as subadvisor to Sun America Series Trust. PIC also serves as subadvisor to the Phoenix-Aberdeen New Asia Series. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 2000, PIC had approximately $24.7 billion in assets under management.

    PVA, a wholly-owned subsidiary of Phoenix, began serving as an investment advisor to the Fund in 1999 and delegates certain investment decisions and research functions to subadvisors with respect to the following series:
Phoenix-Deutsche Dow 30, Phoenix-Deutsche Nasdaq-100 Index(R), Phoenix-Sanford Bernstein Global Value, Phoenix-Sanford Bernstein Small-Cap Value, Phoenix-Federated U.S. Government Bond, Phoenix-J.P. Morgan Research Enhanced Index, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth, Phoenix-Morgan Stanley Focus Equity and Phoenix-Sanford Bernstein Mid-Cap Value. As of December 31, 2000, PVA has approximately $270.9 million in assets under management.


    The offices of DPIM are located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. DPIM is the investment advisor for the Phoenix-Duff & Phelps Real Estate Securities Series. The investment advisor at the series' inception was Phoenix Realty Securities, Inc. ("PRS"). PRS is a wholly-owned indirect subsidiary of Phoenix. On March 2, 1998, DPIM purchased certain assets from PRS and PRS's contract was assigned to DPIM. DPIM also serves as investment advisor for other funds. As of December 31, 2000, DPIM had approximately $7 billion in assets under management.



    PAIA is a Delaware limited liability company formed in 1996 and jointly owned and managed by PM Holdings, Inc., a subsidiary of Phoenix, and Aberdeen Fund Managers, Inc., a wholly-owned subsidiary of Aberdeen Asset Management PLC. Aberdeen Fund Managers, Inc. has its principal offices located at 300 S.E. 2nd Street, Suite 820, Fort Lauderdale, Florida 33304. PAIA serves as investment advisor to the Phoenix-Aberdeen New Asia Series. PAIA also serves as investment advisor to the Phoenix-Aberdeen Series Fund. Aberdeen Fund Managers, Inc. also serves as subadvisor for the Phoenix-Aberdeen New Asia Series and the Phoenix-Aberdeen International Series of the Fund. Aberdeen Fund Managers, Inc. also serves as subadvisor for the Phoenix-Aberdeen Series Fund. As of December 31, 2000, PAIA had approximately $47.9 million in assets under management.


    PAIA has engaged PIC and Aberdeen Fund Managers, Inc. as sub-advisers for the Phoenix-Aberdeen New Asia Series. PIC implements domestic cash management for this series. Aberdeen Fund Managers, Inc. provides all other day-to-day investment operations for the series including international portfolio management. Aberdeen Fund Managers, Inc. may, as needed, use the resources of its parent, Aberdeen Asset Management PLC and its parent's wholly-owned subsidiaries for implementing certain portfolio transactions and for provided research services. Aberdeen Fund Managers, Inc. and Aberdeen Asset Management Asia Limited have executed an investment management agreement for the series. Aberdeen Asset Management Asia Limited executes far east portfolio management on behalf of Aberdeen Fund Managers, Inc. Aberdeen Asset Management Asia Limited is a direct subsidiary of Aberdeen Asset Management PLC, and its principal offices are located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. Aberdeen Asset Management PLC's principal offices are located at One Bow Churchyard, Cheapside, London EC4M 9HH.


    Aberdeen Asset Management PLC was founded in 1983 and through subsidiaries operating from offices in Aberdeen, Scotland; London, England; Singapore and Fort Lauderdale, Florida, provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of December 31, 2000, Aberdeen Asset Management PLC, and its advisory subsidiaries, had approximately $939.1 million in assets under management.


    Deutsche Asset Management, Inc. ("DAMI") serves as subadvisor to the Phoenix-Deutsche Trust Dow 30 and Phoenix-Deutsche Nasdaq-100 Index(R) Series. Deutsche, a Delaware banking corporation with principal offices at 130 Liberty Street, New York, New York 10006, is wholly-owned, indirect subsidiary of Deutsche Bank AG ("Deutsche Bank"), and has more than 50 years of experience managing retirement assets for the nation's largest corporations and institutions. DAMI formally assumed responsibility for managing the series from DAMI Company on May 1, 2001. No change of actual control or management occurred as a result of this corporate restructuring. At December 31, 2000, Deutsche Asset Management had over $600 billion in assets under management globally; and in the U.S., Deutsche Asset Management is responsible for over $240 billion in client assets.

    J.P. Morgan Investment Management Inc. ("J.P. Morgan"), a wholly-owned subsidiary of J.P. Morgan Chase & Co. ("JPM Chase & Co."), serves as subadvisor to the Phoenix-J.P. Morgan Research Enhanced Index Series. J.P. Morgan's principal place of business is located at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan presently serves as an investment manager for corporate, public and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. J.P. Morgan was founded in 1984. As of December 31, 2000, J.P. Morgan had approximately $359 billion in assets under management.

    Federated Investment Management Company ("Federated") serves as subadvisor to the Phoenix-Federated U.S. Government Bond Series. Federated, a Delaware business trust with principal offices at 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222, is a wholly-owned subsidiary of Federated Investors, Inc. Federated and other subsidiaries of Federated Investors Inc. advise approximately 105 mutual funds and separate accounts which total approximately $140 billion in assets as of December 31, 2000.

    Janus Capital Corporation ("Janus") is the investment subadvisor to the Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income and Phoenix-Janus Growth Series and is located at 100 Fillmore Street, Denver, Colorado 80206. Janus began serving as an investment advisor to an investment company in 1970 and currently serves as investment advisor to all of the Janus retail funds, acts as subadvisor for a number of private label mutual funds and provides separate account advisory services for institutional accounts. As of December 31, 2000, Janus had $248.8 billion under management.

    Roger Engemann & Associates ("Engemann") serves as subadvisor to the Phoenix-Engemann Nifty Fifty, Phoenix-Engemann Capital Growth and Phoenix-Engemann Small & Mid-Cap Growth Series. Engemann is a wholly owned subsidiary of Pasadena Capital Corporation, which in turn is a wholly owned subsidiary of PXP. Engemann's principal place of business is located at 600 North Rosemead Blvd., Pasadena, California 91107-2101. Engemann has been engaged in the investment management business since 1969, and provides investment counseling services to retirement plans, colleges, corporations, trusts and individuals. Engemann also serves as investment advisor to the Phoenix-Engemann Funds. As of December 31, 2000, Engemann had approximately $9.2 billion in assets under management.

    Morgan Stanley Asset Management ("MSAM"), is the investment subadvisor to the Phoenix-Morgan Stanley Focus Equity Series and has its principal offices at 1221 Avenue of the Americas, New York, New York 10020. Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc., but continues to do business in certain instances using the name Morgan Stanley Asset Management. MSAM conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley Dean Witter & Co. ("Morgan Stanley") is the direct parent of MSAM. Morgan Stanley is a global financial services firm that maintains leading market positions in each of its 3 primary businesses -- securities, asset management and credit services. At December 31, 2000, MSAM, together with its affiliated institutional asset management companies, managed assets of approximately $173.1 billion, including assets under fiduciary advice.

    Seneca Capital Management, LLC ("Seneca") serves as subadvisor to the Phoenix-Seneca Mid-Cap Growth Series and the Phoenix-Seneca Strategic Theme Series of the Fund and has its principal offices at 909 Montgomery St., San Francisco, California 94133. PXP owns a majority interest in Seneca; the balance is owned by certain of its employees, including Gail Seneca, one of the portfolio management team leaders, and the former limited partners of GMG/Seneca Capital Management, LLC. Seneca (including its predecessor, GMG/Seneca Capital Management LP) has been an investment advisor since 1989, managing equity and fixed-income securities portfolios primarily for institutions and individuals. As of December 31, 2000, Seneca had approximately $12 billion in assets under management.

    Alliance Capital Management L.P. through its Bernstein Investment Research and Management Unit ("Alliance"), serves as subadvisor to the Phoenix-Sanford Bernstein Global Value, Phoenix-Sanford Bernstein Mid-Cap Value and Phoenix-Sanford Bernstein Small-Cap Value Series. Alliance's principal place of business is located at 1345 Avenue of the Americas, New York, New York 10105. As of December 31, 2000, Alliance Capital Management L.P., had approximately $454 billion in assets under management.

    Simon Tan, President and Trustee of the Fund, is a director and officer of PVA. Michael Haylon, an officer of the Trust, is a director and officer of PIC and also an officer of DPIM. J. Roger Engemann, James E. Mair, Julia L. Sapia and Gail P. Seneca are officers of the Trust.

David L. Albrycht, Christian Bertelsen, Steven L. Colton, Julie Sapia and James
D. Wehr, officers of the Trust, are officers of PIC. Michael Schatt, an officer of the Trust, is also an officer of DPIM. Hugh Young, an officer of the Trust, is also a director of PAIA.

    The Agreements provide that each advisor shall furnish continuously, at its own expense, an investment program for each of the series, subject at all times to the supervision of the Trustees. They also provide that all costs and expenses not specifically enumerated as payable by the advisors shall be paid by the Fund or by Phoenix, PHL Variable and PLAC. The advisors have agreed to reimburse the Fund for certain operating expenses for all series. The Phoenix-J.P. Morgan Research Enhanced Index Series pays a portion or all of its total operating expenses other than management fee, up to .10% of its total average net assets. The Phoenix-Deutsche Dow 30, Phoenix-Deutsche Nasdaq-100 Index(R), Phoenix-Engemann Capital Growth, Phoenix-Engemann Nifty Fifty, Phoenix-Goodwin Money Market, Phoenix-Goodwin Multi-Sector Fixed Income, Phoenix-Hollister Value Equity, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth, Phoenix-Morgan Stanley Focus Equity, Phoenix-Oakhurst Balanced, Phoenix-Oakhurst Growth and Income, Phoenix-Oakhurst Strategic Allocation, Phoenix-Sanford Bernstein Global Value, Phoenix-Sanford Bernstein Mid-Cap Value and Phoenix-Sanford Bernstein Small-Cap Value Series pay a portion or all of its total operating expenses other than management fee, up to .15% of its total average net assets. The Phoenix-Aberdeen New Asia, Phoenix-Duff & Phelps Real Estate Securities, Phoenix-Engemann Small & Mid-Cap Growth, Phoenix-Federated U.S. Government Bond, Phoenix-Seneca Mid-Cap Growth and Phoenix-Seneca Strategic Theme Series pay a portion or all of its total operating expenses other than management fee, up to .25% of its total average net assets. The Phoenix-Aberdeen International Series pays a portion or all of its total operating expenses other than management fee, up to .40% of its total average net assets.

    The Agreements also provide that the advisors will reimburse the Fund for the amount, if any, by which the total operating expenses (including the advisor's compensation, but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) for any fiscal year exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed on open-end investment companies by any state in which shares of such series are then qualified.

    To the extent that any expenses are paid by the Fund, they will be paid by the series incurring them or, in the case of general expenses, may be charged among the series in relation to the benefits received by the shareholders, as determined by the financial agent under the supervision of the Board of Trustees. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the advisors, Phoenix, PHL Variable or PLAC) incurred in the operation of the Fund and any offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees, expenses of Trustees' and shareholders' meetings including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, certain expenses of issue and sale of shares, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Fund, Phoenix, PHL Variable or PLAC also will pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the SEC and the expense of preparing and mailing prospectuses and reports to shareholders.

    The Agreements provide that the Advisors shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund in connection with the matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the advisors in the performance of its duties thereunder.

    The Agreements also provide that, as full compensation for the services and facilities furnished to the Fund, the advisors shall be compensated as follows:

                          PHOENIX INVESTMENT COUNSEL, INC.
                          --------------------------------

                                                     RATE FOR EXCESS
                     RATE FOR FIRST   RATE FOR NEXT        OVER
SERIES               $250,000,000     $250,000,000    $500,000,000
------               ------------     ------------    ------------

Phoenix-Aberdeen
International.........     .75%            .70%           .65%
Phoenix-Engemann
Capital Growth........     .70%            .65%           .60%
Phoenix-Engemann
Nifty Fifty...........     .90%            .80%           .70%
Phoenix-Goodwin
Money Market..........     .40%            .35%           .30%
Phoenix-Goodwin
Multi-Sector Fixed
Income................     .50%            .45%           .40%
Phoenix-Hollister
Value Equity..........     .70%            .65%           .60%
Phoenix-Oakhurst
Balanced..............     .55%            .50%           .45%
Phoenix-Oakhurst
Growth and Income ....     .70%            .65%           .60%
Phoenix-Oakhurst
Strategic Allocation..     .60%            .55%           .50%
Phoenix-Seneca
Strategic Theme ......     .75%            .70%           .65%


                        PHOENIX INVESTMENT COUNSEL, INC.
                        --------------------------------
SERIES
------
Phoenix-Engemann Small
& Mid-Cap Growth.......    .90%
Phoenix-Seneca Mid-Cap
Growth.................    .80%

                  PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC
                  --------------------------------------------
SERIES
------
Phoenix-Aberdeen
New Asia...............    1.00%

                         PHOENIX VARIABLE ADVISORS, INC.
                         -------------------------------
SERIES
------

Phoenix-Deutsche
Dow 30..................   .35%
Phoenix- Deutsche
Nasdaq-100 Index(R)......  .35%
Phoenix-Federated U.S.
Government Bond.........   .60%
SERIES
------
Phoenix-J.P. Morgan
Research Enhanced
Index...................   .45%
Phoenix-Janus Equity
Income..................   .85%
Phoenix-Janus Flexible
Income..................   .80%
Phoenix-Janus Growth....   .85%
Phoenix-Morgan Stanley
Focus Equity............   .85%
Phoenix-Sanford
Bernstein Global Value..   .90%
Phoenix-Sanford
Bernstein Mid-Cap Value   1.05%
Phoenix-Sanford
Bernstein Small-Cap
Value...................  1.05%


                     DUFF & PHELPS INVESTMENT MANAGEMENT CO.
                     ---------------------------------------

                                                             RATE FOR
                          RATE FOR FIRST   RATE FOR NEXT    EXCESS OVER
SERIES                    $1,000,000,000  $1,000,000,000  $2,000,000,000
------                    --------------  --------------  --------------
Phoenix-Duff & Phelps
Real Estate Securities        .75%             .70%            .65%

    The amounts payable to the advisors shall be based upon the average of the values of the net assets of the Fund as of the close of business each day. There can be no assurance that the Fund will reach a net asset level high enough to realize a reduction in the rate of the advisory fee.

    The Agreements continue in force from year to year for all series, provided that, with respect to each series, the applicable agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of that series. In addition, and in either event, the terms of the Agreements and any renewal thereof must be approved by the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as that term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreements will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Fund or by the advisors, on sixty (60) days written notice.


    Pursuant to a subadvisory agreement with each relevant investment subadvisor, PIC delegates certain investment decisions and research functions with respect to the Phoenix-Engemann Capital Growth, Phoenix-Engemann Small & Mid-Cap Growth and Phoenix-Engemann Nifty Fifty Series to Engemann, with respect to Phoenix-Seneca Mid-Cap Growth and Phoenix-Seneca Strategic Theme Series to Seneca for which they are paid a fee by PIC. Pursuant to the subadvisory agreement between the Fund, PIC and Engemann, Engemann is paid a monthly fee at the annual rate of .45% of the average aggregate daily net asset values of the Phoenix-Engemann Nifty Fifty Series up to $250 million, .40% of such value between $250 million and $500 million and .35% of such value in excess of $500 million. Pursuant to the subadvisory agreement between PIC and Engemann, Engemann is paid a monthly fee at the annual rate of 0.45% of the average aggregate daily net asset values of the Phoenix-Engemann Small & Mid-Cap Growth Series. Pursuant to a subadvisory agreement between PIC and Engemann, Engemann is paid a monthly fee at the annual rate of 0.10% of the average daily net assets of the Phoenix-Engemann Capital Growth Series up to $3 billion and 0.30% of such value in excess of $3 billion. Pursuant to the subadvisory agreement between the Fund, PIC and Seneca, Seneca is paid a monthly fee at the annual rate of .40% of the average aggregate daily net asset values of the Phoenix-Seneca Mid-Cap Growth Series. Pursuant to a subadvisory agreement between PIC and Seneca, Seneca is paid a monthly fee at the annual rate of 0.10% of the average daily net assets of the Phoenix-Seneca Strategic Theme Series up to $201 million, 0.375% of such value between $201 million and $1 billion, 0.350% of such value between $1 billion and $2 billion, and 0.325% of such value in excess of $2 billion.



    Pursuant to a subadvisory agreement with each relevant investment subadvisor, PVA delegates certain investment decisions and research functions with respect to the Phoenix-J.P. Morgan Research Enhanced Index Series to J.P. Morgan, with respect to the Phoenix-Deutsche Dow 30 and Phoenix-Deutsche Nasdaq-100 Index(R) Series to DAMI, with respect to Phoenix-Sanford Bernstein Global Value Series, Phoenix-Sanford Bernstein Small-Cap Value and Phoenix-Sanford Bernstein Mid-Cap Value to Alliance, with respect to Phoenix-Federated U.S. Government Bond Series to Federated Investment, with respect to the Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income and Phoenix-Janus Growth Series to Janus, and with respect to Phoenix-Morgan Stanley Focus Equity Series to MSAM, for which each is paid a fee by PVA. In accordance with the subadvisory agreement between the Fund, PVA and J.P. Morgan, J.P. Morgan is paid a monthly fee at the annual rate of .25% of the average aggregate daily net asset values of the Phoenix-J.P. Morgan Research Enhanced Index Series up to $100 million and .20% of such value in excess of $100 million. Pursuant to the subadvisory agreement between PVA and DAMI, DAMI is paid a monthly fee at the annual rate of 0.10% of the average aggregate daily net assets of the Phoenix-Deutsche Dow 30 Series, and 0.10% of the average daily assets of the Phoenix-Deutsche Nasdaq-100 Index(R) Series, in each case subject to a $100,000 annual minimum. In accordance with the subadvisory agreements between PVA and Alliance, Alliance is paid a monthly fee at the annual rate of 0.65% of the average aggregate daily assets of the Phoenix-Sanford Bernstein Global Value Series up to $25 million, 0.50% on the next $25 million, 0.45% on the next $25 million, 0.40% on the next $100 million, and 0.30% over $175 million; 1.00% of the average aggregate daily assets of the Phoenix-Sanford Bernstein Small-Cap Value Series up to $10 million, 0.875% on the next $10 million, and 0.750% over $20 million; and 0.80% of the average aggregate daily net assets of the Phoenix-Sanford Bernstein Mid-Cap Value Series up to $25 million and 0.60% of the average aggregate daily net assets thereafter. In accordance with the subadvisory agreement between the PVA and Federated Investment, Federated is paid a monthly fee at the annual rate of 0.30% of the average aggregate daily assets of the Phoenix-Federated U.S. Government Bond Series up to $25 million, 0.25% on the next $25 million and 0.20% on the next $50 million. The fee is negotiable on amounts over $100 million. Pursuant to the subadvisory agreement between PVA and Janus, Janus is paid a monthly fee at the annual rate of 0.55% of the average aggregate daily assets of each of (calculated separately, not in the aggregate) the Phoenix-Janus Equity Income Series, the Phoenix-Janus Flexible Income Series and the Phoenix-Janus Growth Series up to $100 million, 0.50% of such values between $100 million and $500 million, and 0.45% of such values in excess of $500 million. In accordance with the subadvisory agreement between PVA and MSAM, MSAM is paid a monthly fee at the annual rate of 0.55% of the average aggregate daily assets of the Phoenix-Morgan Stanley Focus Equity Series up to $150 million, 0.45% of such value between $150 million and $300 million, and 0.40% of such value in excess of $300 million.


    The subadvisory agreements relating to the Phoenix-Sanford Bernstein Global Value Series, Phoenix-Sanford Bernstein Small-Cap Value, Phoenix-J.P. Morgan Research Enhanced Index, Phoenix-Engemann Nifty Fifty, Phoenix-Engemann Small & Mid-Cap Growth, Phoenix-Engemann Capital Growth, Phoenix-Seneca Mid-Cap Growth, Phoenix-Seneca Strategic Theme, Phoenix-Sanford Bernstein Mid-Cap Value, Phoenix-Deutsche Dow 30, Phoenix-Deutsche Nasdaq-100 Index, Phoenix-Federated U.S. Government Bond, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth and Phoenix-Morgan Stanley Focus Equity Series provide, among other things, that J.P. Morgan, Engemann, Seneca, Alliance, Deutsche, Federated Investment, Janus Capital and MSAM shall effectuate the purchase and sales of securities for the applicable series and provide related advisory services.

    For providing research and other domestic advisory services to the Phoenix-Aberdeen New Asia Series, PAIA pays to PIC a monthly subadvisory fee at an annual rate equivalent to .30% of the average aggregate daily net asset value of the series. For implementing certain portfolio transactions and providing research and other services to the series, PAIA also pays a monthly subadvisory fee to Aberdeen Fund Managers, Inc. equivalent to .40% of the average aggregate daily net asset value of the series. For implementing certain portfolio transactions, providing research and other services with regard to investments in particular geographic areas, for example, Aberdeen Fund Managers, Inc. shall engage the services of its affiliates, Aberdeen Fund Managers Ltd. and Aberdeen Asset Management Asia Limited for which such entities shall be paid a fee by Aberdeen Fund Managers, Inc.

    The advisors and subadvisors were compensated for the last 3 calendar years as follows:

--------------------------------------------------------------
                           COMPENSATION FOR THE YEAR ENDED
                                    DECEMBER 31,
        ADVISORS            2000         1999        1998
--------------------------------------------------------------
Duff & Phelps
  Investment Management
  Company                $   222,041  $   224,670 $  350,294
--------------------------------------------------------------
Phoenix-Aberdeen
  International
  Advisor, LLC                48,551       39,395     28,115
--------------------------------------------------------------
Phoenix Investment
  Counsel, Inc.           21,356,000   19,654,852 17,990,609
--------------------------------------------------------------
Phoenix Variable
  Advisors, LLC              626,860       28,115        N/A
--------------------------------------------------------------


--------------------------------------------------------------
                           COMPENSATION FOR THE YEAR ENDED
                                    DECEMBER 31,
      SUBADVISORS           2000         1999        1998
--------------------------------------------------------------

Aberdeen Fund Managers,
  Inc.                    $1,069,776   $1,010,212   $111,255
--------------------------------------------------------------
Alliance Capital
  Management, L.P.            24,408          N/A        N/A
--------------------------------------------------------------
Deutsche Asset
  Management, Inc.             4,913           78        N/A
--------------------------------------------------------------
Federated Investment
  Management Company          22,647          650        N/A
--------------------------------------------------------------
J.P. Morgan Investment
  Management, Inc.           306,609      261,940    121,194
--------------------------------------------------------------
Janus Capital Corporation    315,667        1,880        N/A
--------------------------------------------------------------
Morgan Stanley Asset
  Management                  34,047        1,063        N/A
--------------------------------------------------------------
Phoenix Investment
  Counsel, Inc.               48,551       39,394     28,115
--------------------------------------------------------------
Roger Engemann &
  Associates, Inc.         1,675,958    1,362,941     24,098
--------------------------------------------------------------
Seneca Capital
  Management, LLC            373,540       44,468     15,506
--------------------------------------------------------------
Schafer Capital
  Management, Inc.            65,671       73,461     37,759
--------------------------------------------------------------



CUSTODIAN
--------------------------------------------------------------------------------
    The securities and cash of the series are held by custodians under the terms of a custodian agreement. The custodians are:

     o   The Chase Manhattan Bank, N.A., located at
         1 Chase Manhattan Plaza, Floor 13B, New York, NY 10081.

     o   Brown Brothers Harriman & Co., located at
         40 Water Street, Boston, Massachusetts 02109

     o State Street Bank and Trust Company, located at 1 Heritage Drive, P2N, North Quincy, Massachusetts 02171.

    The following tables list the custodians and the series for which they hold cash and securities:

------------------------------------------------------
CHASE MANHATTAN BANK
------------------------------------------------------
Phoenix-Engemann Capital Growth
Phoenix-Goodwin Money Market
Phoenix-Goodwin Multi-Sector Fixed Income
Phoenix-Oakhurst Balanced
Phoenix-Oakhurst Strategic Allocation
Phoenix-Seneca Strategic Theme
------------------------------------------------------

------------------------------------------------------
BROWN BROTHERS HARRIMAN & CO.
------------------------------------------------------
Phoenix-Aberdeen International
Phoenix-Aberdeen New Asia
Phoenix-Sanford Bernstein Global Value
------------------------------------------------------

------------------------------------------------------
STATE STREET BANK AND TRUST COMPANY
------------------------------------------------------
Phoenix-Deutsche Dow 30
Phoenix-Deutsche Nasdaq-100 Index(R)
Phoenix-Duff & Phelps Real Estate Securities
Phoenix-Engemann Nifty Fifty
Phoenix-Engemann Small & Mid-Cap Growth
Phoenix-Federated U.S. Government Bond
Phoenix-Hollister Value Equity
Phoenix-J.P. Morgan Research Enhanced Index
Phoenix-Janus Equity Income
Phoenix-Janus Flexible Income
Phoenix-Janus Growth
Phoenix-Morgan Stanley Focus Equity
Phoenix-Oakhurst Growth and Income
Phoenix-Sanford Bernstein Mid-Cap Value
Phoenix-Sanford Bernstein Small-Cap Value
Phoenix-Seneca Mid-Cap Growth
------------------------------------------------------

    The Fund permits the custodians to deposit some or all of its securities in central depository systems as allowed by Federal law. The use of foreign custodians and foreign central depositories has been authorized by the Board of Trustees of the Fund if certain conditions are met.


FOREIGN CUSTODIAN
--------------------------------------------------------------------------------
    The Fund may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Fund's foreign securities transactions. The use of a foreign custodian involves considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.


INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
    The Fund's financial statements are audited by PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants for the Fund. The independent accountants also provide other accounting and tax-related services as requested by the Fund from time to time.


FINANCIAL AGENT
--------------------------------------------------------------------------------
    Under a Financial Agent Agreement, PEPCO acts as financial agent of the Fund and, as such, is responsible for certain administrative functions and the bookkeeping and pricing functions for the Fund. For its services as financial agent, PEPCO receives a fee based on the average of the aggregate daily net asset values of the Fund at the annual rate per each $1,000,000 of $600. PFPC, Inc. has been retained by PEPCO to perform certain administrative and pricing services for the Fund for which PEPCO pays PFPC Inc. a fee. While PEPCO has delegated certain responsibilities to PFPC Inc., PEPCO retains full responsibility for the performance of all duties of the financial agent.


CODE OF ETHICS
--------------------------------------------------------------------------------
    The Fund and each of its advisors and subadvisors have adopted codes of ethic. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of the advisors or subadvisors who regularly have access to information about securities purchased for the Fund, to invest in securities for their own accounts. This could include securities that may be purchased by a series of the Fund. The codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the Fund.


BROKERAGE ALLOCATION
--------------------------------------------------------------------------------
    In effecting portfolio transactions for the Fund, the advisors and subadvisors, adhere to the Fund's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The advisors or subadvisors may cause a series to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction, if the advisors or subadvisors determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the series or to the advisors or subadvisors are considered to be in addition to and not in lieu of services required to be performed by the advisors or subadvisors under their advisory contracts and research services may benefit both the series and other clients of the advisors or subadvisors. Conversely, research services provided by brokers to other clients of the advisors or subadvisors may benefit the series.

    If the securities in which a particular series of the Fund invests are traded primarily in the over-the-counter market, where possible the series will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

    The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the series (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the advisors or subadvisors in determining the overall reasonableness of brokerage commissions paid by the Fund.

    For the fiscal years ended December 31, 1998, 1999 and 2000 brokerage commissions paid by the series on portfolio transactions totaled $4,487,103, $4,927,539 and $4,757,882, respectively. None of such commissions was paid to a broker who was an affiliated person of the series or an affiliated person of such a person or, to the knowledge of the series, to a broker an affiliated person of which was an affiliated person of the Fund or the advisor or subadvisor. Total brokerage commissions paid during the fiscal year ended December 31, 2000 included brokerage commissions of $654,455 on portfolio transactions aggregating $622,689,419 executed by brokers who provided research and other statistical and factual information.

    It may frequently happen that the same security is held in the portfolio of more than one account managed by an advisor ("Managed Account"). Simultaneous transactions are inevitable when several Managed Accounts are managed by the same investment advisor or subadvisor, particularly when the same security is suited for the investment objectives of more than one Managed Account. When 2 or more series advised by the advisors or subadvisors are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the series in a manner equitable to each series. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a series is concerned. In other cases, however, it is believed that the ability of the series to participate in volume transactions will produce better executions for the series. It is the opinion of the Board of Trustees of the Fund that the desirability of utilizing the advisors and subadvisors as investment advisors of securities owned by the series outweighs the disadvantages that may be said to exist from simultaneous transactions.

    The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the advisor or subadvisor, as applicable, shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the series. No advisory account of the advisor or subadvisor, as applicable, is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the advisor or subadvisor, as applicable, in that security on a given business day, with all transaction costs shared pro rata based on the series' participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the advisor's or subadvisor's, as applicable, accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the advisor or subadvisor, as applicable, whose orders are allocated receive fair and equitable treatment.


DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------
    The net asset value per share of each series is determined as of the close of regular trading of the NYSE on days when the NYSE is open for trading. The NYSE will be closed on the following observed national holidays:

New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of a series' foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of a series is determined by adding the values of all securities and other assets of the series, subtracting liabilities and dividing by the total number of outstanding shares of the series. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC.

    The assets of the Phoenix-Goodwin Money Market Series are valued on the basis of amortized cost absent extraordinary or unusual market conditions. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the value of a security is increased or decreased incrementally each day so that at maturity any purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the Phoenix-Goodwin Money Market Series securities may at times be more or less than their market value. By using amortized cost valuation, the Phoenix-Goodwin Money Market Series seeks to maintain a constant net asset value of $10.00 per share despite minor shifts in the market value of its portfolio securities.

    A security that is listed or traded on more than one exchange is valued at the quotation on the NYSE determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any series which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such series. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a series has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.


INVESTING IN THE FUND
--------------------------------------------------------------------------------
    Shares of the Fund are not available to the public directly. Although shares of the Fund are owned by the Accounts, contractowners and policyowners do have voting rights with respect to those shares, as described in the prospectus under "Shares of Beneficial Interest." You may invest in the Fund by buying a Variable Accumulation Annuity Contract or a Variable Universal Life Insurance Policy from Phoenix, PHL Variable or PLAC and directing the allocation of the net purchase payment(s) to the subaccounts corresponding to the series of the Fund. Phoenix, PHL Variable and PLAC will, in turn, invest payments in shares of the Fund as the investor directs at net asset value next determined with no sales load.

SALES CHARGE AND SURRENDER CHARGES
    The Fund does not assess any sales charge, either when it sells or when it redeems securities. The sales charges which may be assessed under the contracts or policies are described in the contract prospectuses, as are other charges.


REDEMPTION OF SHARES
--------------------------------------------------------------------------------
    The Fund will redeem any shares presented by the shareholder accounts for redemption. The account's policies on when and whether to buy or redeem Fund shares are described in the contract prospectuses.

    At the discretion of the Trustees, the Fund may, to the extent consistent with state and federal law, make payment for shares of a particular series repurchased or redeemed in whole or in part in securities or other assets of such series taken at current values. Should payment be made in securities, the shareholder accounts may incur brokerage costs in converting such securities to cash.

    The right of redemption may be suspended or the payment date postponed for more than seven days only for any period during which trading on the NYSE is closed for other than customary weekend and holiday closings, or when trading on the NYSE is restricted, as determined by the SEC, for any period when an emergency (as defined by rules of the SEC) exists, or during any period when the SEC has, by order, permitted such suspension. In case of a suspension of the right of redemption, the shareholders may withdraw requests for redemption of shares prior to the next determination of net asset value after the suspension has been terminated or they will receive payment of the net asset value so determined.

    The shareholder accounts may receive more or less than was paid for the shares, depending on the net asset value of the shares at the time they are repurchased or redeemed.

TAXES
--------------------------------------------------------------------------------
    As stated in the prospectus, it will be the policy of the Fund and of each series to comply with those provisions of the Internal Revenue Code of 1986, as amended, ("Code") which relieve investment companies that distribute substantially all of their net income from federal income tax on the amounts distributed. The Fund also intends to comply with pertinent Code provisions in order to avoid imposition of any federal excise tax. Dividends derived from interest and distributions of any realized capital gains are taxable, under Subchapter M, to the Fund's shareholders, which in this case are the accounts.

    Federal income taxation of separate accounts, life insurance companies, and unit investment trusts are discussed in the contract prospectuses.


DISCLAIMER
--------------------------------------------------------------------------------
    "Dow Jones," "Dow Jones Industrial Average(SM)" and "DJIA(SM)" are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by the Fund. The Phoenix-Deutsche Dow 30 Series, while based on the Dow Jones Industrial Average(SM), is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such product(s).

    This series is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to actual or potential investors in the series or to any member of the public regarding the advisability of investing in securities generally or in this series particularly. Dow Jones' only relationship to the Fund is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the Dow Jones Industrial Average(SM), which is determined, composed and calculated by Dow Jones without regard to the Fund or the series. Dow Jones has no obligation to take the needs of Fund or the investors in the series into consideration in determining, composing or calculating the Dow Jones Industrial Average(SM). Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the series to be issued or in the determination or calculation of the equation by which shares of the series may be redeemed. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the series.

    DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, INVESTORS IN THE SERIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND THE FUND.

    The Phoenix-Deutsche Nasdaq-100 Index(R) Series is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the series. The Corporations make no representation or warranty, express or implied to the owners of the series or any member of the public regarding the advisability of investing in securities generally or in the series particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to The Phoenix Edge Series Fund (Licensee) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R) and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the series. Nasdaq has no obligation to take the needs of the Licensee or the owners of the series into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices of, or quantities of the series to be issued or in the determination or calculation of the equation by which the series is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the series.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE

SERIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
The financial statements and the notes thereto relating to the Fund and the report of PricewaterhouseCoopers LLP with respect thereto for the fiscal year ended December 31, 2000 are contained in the Fund's annual report and are incorporated herein by reference. The annual and semiannual reports are available by calling Variable Products Operations at 800/541-0171 or writing to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, MA 02266-8027. Phoenix, PHL Variable and PLAC have agreed to send a copy of both the annual report and the semiannual report to shareholders containing the fund's financial statements to every contractowner or policyowner having an interest in the accounts.





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